Exhibit 99.1
Crescent Real Estate Equities
Company
Fourth Quarter 2006
Supplemental Operating and Financial Data
This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Key Management	5

Financial Highlights
Key Financial Data	7
Balance Sheets	10
Statements of Operations	11
Funds From Operations	12
Sector Contribution and Assets by Segment	13
Acquisitions, Dispositions, Development and Other Strategic Transactions	14
Consolidated Debt Schedule	15
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	16
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	17
Investment in Unconsolidated Companies	18

Portfolio Data
Office:
Total Office Portfolio — Composition	21
Total Office Portfolio — Property Table	22
Total Office Portfolio — Leasing Statistics	25
Total Office Portfolio — Same Store Analysis	26
Total Office Portfolio — Capital Expenditures	27
Total Office Portfolio — Top 25 Office Customers	28
Total Office Portfolio — Customer Industry Diversification	29
Total Office Portfolio — Lease Expirations	30

Resort Residential Development:
Resort Residential Development Statistics	39
Resort Residential Development Property Table	40
Resort Residential Development Performance Schedule	41
Resort Residential Development Net Equity Book Value by Project	42

Resort/Hotel:
Resort/Hotel Quarter-to-Date Statistics	44
Resort/Hotel Year-to-Date Statistics	45

Temperature-Controlled Logistics:
Temperature-Controlled Logistics Property Table	47

Mezzanine Investments:
Mezzanine Investments	49

Contact Information
Equity Research Coverage/IR Contacts	51

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

About the Company
Crescent Real Estate Equities Company (NYSE: CEI) is a real estate investment trust headquartered in Fort Worth, Texas. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of 71 premier office buildings totaling 28 million square feet located in select markets across the United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. Crescent also holds investments in resort-residential developments in locations such as Scottsdale, AZ, Vail Valley, CO, and Lake Tahoe, CA; in destination resorts such as Fairmont Sonoma Mission Inn® in Sonoma, CA; and in the wellness lifestyle leader Canyon Ranch®. For more information, visit Crescent’s website at www.crescent.com.
Vision
Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.
Mission
Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.
Summary
As of December 31, 2006

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties Owned and Managed	71
Total Office Square Feet Owned and Managed	27.6 million
Geographic Diversity	8 states and 26 sub-markets
Number of Employees	761
Common Shares and Units Outstanding (share equivalent)	125.4 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($19.75 share price at 12/31/06)	7.6%
Total Market Capitalization Including Debt	$5.1 billion
Insider Ownership	18.1%
Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on March 1, 2007, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent’s website or by contacting Crescent directly.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Trust Managers

Richard E. Rainwater	William F. Quinn
Chairman of the Board	President, American Beacon Advisors, Inc.

John C. Goff	Paul E. Rowsey, III
Vice Chairman of the Board and	Managing Partner, E2M Partners, LLC
Chief Executive Officer

Dennis H. Alberts	Robert W. Stallings
President and Chief Operating Officer	Chairman and President, Stallings Capital Group, Inc.

Anthony M. Frank	Terry N. Worrell
Chairman, Belvedere Capital Partners	President, Worrell Investments
Senior Management
John C. Goff, Vice Chairman and Chief Executive Officer
Dennis H. Alberts, President and Chief Operating Officer
Jerry R. Crenshaw, Jr., Managing Director and Chief Financial Officer
David M. Dean, Managing Director, Legal
Thomas G. Miller, Managing Director, Investments
Kenneth S. Moczulski, Managing Director, Investments
Jane E. Mody, Managing Director, Capital Markets
Jane B. Page, Managing Director, Asset Management / Leasing
Paul R. Smith, Managing Director, Investments
John L. Zogg, Jr., Managing Director, Asset Management / Leasing
John P. Albright, Senior Vice President, Finance
Robert H. Boykin, Senior Vice President, Leasing
Joseph D. Dobbs, Senior Vice President, Property Management
Michael S. Lewis, Senior Vice President, Leasing
Christopher T. Porter, Senior Vice President and Treasurer
Daniel E. Smith, Senior Vice President, Corporate Counsel
Suzanne K. Stevens, Senior Vice President and Controller
James H.Wilson, Senior Vice President, Property Management

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005

Shares and Units
Common Shares Outstanding	102,754,654	102,737,104	101,734,083	101,724,583	101,442,063
Units Outstanding (a)	22,641,596	22,858,346	22,857,346	22,857,346	22,832,346

Combined Shares and Units	125,396,250	125,595,450	124,591,429	124,581,929	124,274,409

Weighted Average for Quarter — Basic (EPS) (b)	102,644,573	102,448,611	101,632,363	101,475,910	100,901,753
Weighted Average for Quarter — Diluted (EPS) (b)	104,305,242	104,063,424	101,632,363	101,475,910	102,422,428
Weighted Average for Quarter — Diluted (FFO)	123,945,710	123,750,661	122,186,713	122,007,365	120,856,675

Share Price & Dividends
At the End of the Period	$19.75	$21.81	$18.56	$21.07	$19.82
High during Quarter	$22.42	$22.80	$20.64	$21.60	$21.06
Low during Quarter	$19.28	$18.72	$17.61	$20.14	$19.23
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375

Capitalization
Market Value of Common Equity (c)	$2,367,176	$2,613,698	$2,205,586	$2,503,662	$2,349,530
Preferred Equity (d)	410,400	410,400	410,400	410,400	410,400
Total Consolidated Debt (e)	2,296,358	2,516,893	2,394,856	2,200,105	2,259,473

Total Capitalization	$5,073,934	$5,540,991	$5,010,842	$5,114,167	$5,019,403

Total Consolidated Debt/Total Capitalization (e)	45%	45%	48%	43%	45%

Selected Balance Sheet Data (f)
Net Investment in Real Estate	$2,905,819	$3,004,150	$2,847,584	$2,724,058	$2,656,116
Investments in Unconsolidated Companies	$280,870	$388,217	$397,191	$395,398	$393,535
Total Assets (e) (q)	$4,046,971	$4,336,222	$4,193,136	$4,016,017	$4,163,256
Total Liabilities (q)	$2,798,982	$3,054,224	$2,886,994	$2,664,421	$2,760,091
Total Unconsolidated Debt	$705,598	$693,679	$645,679	$647,337	$646,913
Total Minority Interest (q)	$125,703	$136,731	$141,755	$145,547	$151,539
Total Shareholders’ Equity (q)	$1,122,286	$1,145,267	$1,164,387	$1,206,049	$1,251,626

Selected Operating Data
Total Office Portfolio (f)
Revenues	$168,041	$175,486	$179,846	$167,447	$159,659
Net Straight-Line revenue / (expense) adjustment (g)	$2,695	$2,194	$2,245	$2,826	$4,714
Rental income from FAS 141 Fair Market Value Adjustments	$(761)	$(743)	$(916)	$(983)	$(1,085)
Operating Margin (h)	45%	50%	51%	48%	46%
Bad Debt as Percentage of Office Property Revenue	0.75%	0.25%	0.30%	0.72%	0.29%
Lease Termination Fees	$5,378	$9,052	$16,445	$7,971	$4,662
Fee Revenue Generated from Office Management Business (i)	$4,548	$4,710	$4,437	$3,619	$3,844

Office — Crescent’s Share (f) (j)
Revenues	$118,113	$121,433	$128,061	$116,890	$123,688
Net Straight-Line revenue / (expense) adjustment (g)	$1,144	$1,590	$1,758	$2,121	$3,592
Rental income from FAS 141 Fair Market Value Adjustments	$(447)	$(454)	$(584)	$(621)	$(720)
Operating Margin (h)	46%	50%	53%	49%	51%
Bad Debt as Percentage of Office Property Revenue	0.84%	0.22%	0.17%	1.00%	0.27%
Lease Termination Fees	$5,344	$8,642	$16,351	$7,764	$4,341

Other
Total Property Revenues	$290,871	$204,218	$195,004	$238,603	$415,991
Crescent’s Share of Unconsolidated Revenues (k)	$107,485	$100,195	$102,771	$103,047	$129,645
General & Administrative Expense	$7,343	$10,937	$11,812	$14,826	$17,220
Interest Coverage Ratio (l)	1.61	1.95	1.93	1.95	1.95
Scheduled Principal Payments:
Consolidated Debt (m)	$3,117	$3,000	$2,970	$3,610	$3,174
Unconsolidated Debt	$1,583	$1,976	$2,209	$2,441	$2,376
Consolidated Capitalized Interest:
Office	$1,668	$1,476	$1,357	$916	$689
Resort Residential Development (n)	$8,975	$7,069	$5,075	$3,950	$5,043
Resort/Hotel	$1,187	$986	$599	$423	$375

Net (Loss) Income Available to Common Shareholders
Net Income (Loss) Available to Common Shareholders — Basic (q)	$14,045	$2,605	$(3,418)	$(11,837)	$17,157
Basic — Per Share (q)	$0.14	$0.03	$(0.03)	$(0.12)	$0.17
Diluted — Per Share (q)	$0.14	$0.03	$(0.03)	$(0.12)	$0.17

Funds from Operations Available to
Common Shareholders — Diluted, as Adjusted (“FFO”) (o)
FFO	$48,013	$34,145	$31,395	$24,817	$62,912
FFO per Weighted Average Share	$0.39	$0.28	$0.26	$0.20	$0.52
FFO Payout Ratio (p)	96.8%	135.9%	145.9%	184.4%	74.0%
FFO by Segment:
Office Properties	$71,440	$72,024	$65,801	$54,695	$76,198
Resort Residential Development Properties	$12,703	$1,494	$3,273	$1,034	$24,048
Resort/Hotel Properties	$9,271	$8,465	$7,784	$10,630	$6,006
Temperature-Controlled Logistics Properties	$(5,310)	$2,381	$1,990	$3,188	$6,982
NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Key Financial Data
(dollars in thousands)
(continued)
(a)	Represents actual units outstanding x 2 because each unit is generally exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Market Value of Common Equity does not include restricted units that are not convertible to common shares.

(d)	Represents liquidation value of $25 per share; net of issuance costs, preferred equity is $401,089.

(e)	Includes $107,225 of defeased debt related to the LaSalle Note I and Nomura Funding VI Note. The Company’s assets include $111,014 in U.S. Treasury and government sponsored agency securities that are used as collateral for these loans. The cash flow (principal maturities and interest) from the securities match the debt service payments on the notes. Excluding the defeased debt from Assets and Liabilities, the total consolidated debt to total capitalization ratio would be 44% as of December 31, 2006.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations except for lease termination fees.

(g)	Net straight-line revenue adjustment excludes the El Paso lease termination. If included, the impact would be as follows: Q4 2006 — ($3,899), Q3 2006 — $4,588, Q2 2006 — ($2,414), Q1 2006 — $6,023, Q4 2005 — ($5,764).

(h)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(i)	Third Party Generated Fee Revenue is defined as fees earned from office joint venture properties including property management fee revenue, lease commission revenue, and construction management fee revenue.

(j)	Amounts represent Wholly-Owned Office Properties and Crescent’s share of Joint-Venture Office Properties.

(k)	Crescent’s share of unconsolidated revenues includes Office, Temperature-Controlled Logistics and Canyon Ranch. Beginning in 1Q’06, Crescent’s share of unconsolidated revenues also includes Resort Residential Development Properties.

(l)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)
•	Loss / (Gain) on joint ventures of properties, net

•	Gain on Property Sales, net

•	Income (Loss) from discontinued operations, net of minority interests

•	Impairments/Extinguishment of Debt

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization
The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $8,753 related to the defeasance of the LaSalle Note I and Nomura Funding VI Note. Trailing four quarters’ interest income includes $308 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note I and Nomura Funding VI Note. Excluding these two items, the interest coverage ratio for the trailing four quarters as of December 31, 2006 would have been 1.69.

(m)	Scheduled principal payments on consolidated debt include principal payments on defeased debt related to the LaSalle Note I or Nomura Funding VI Note. Excluding defeased debt, scheduled principal payments for the three months ended December 10 2006, were $2,611.

(n)	Resort Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(o)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.
Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include the impact of gains on the sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 12. FFO should not be considered an alternative to net income.

(p)	Calculated as dividends declared during quarter divided by FFO per weighted average share.

(q)	Quarter-end numbers have been restated as described in our annual report of Form 10-K for the year ended December 31, 2006.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Key Portfolio Statistics

	As Of or For The Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005

Office Properties (a)
Total Office Portfolio
Number of Properties	71	74	74	75	75
Square Footage	27,628,661	29,806,740	30,134,979	30,524,482	30,670,201
Economic Office Occupancy at End of Quarter (a)	89.8%	90.2%	88.5%	88.6%	89.6%
Leased Office Occupancy at End of Quarter (a)	92.6%	92.4%	91.5%	91.2%	92.0%
Same-Store Net Operating Income (“NOI”) % Change (b)	1.7%	(1.1)%	(0.9)%	(4.9)%	(2.4)%
Same-Store Average Occupancy (b)	90.5%	88.9%	88.4%	88.3%	87.8%

Wholly-Owned Office Properties
Number of Properties	54	54	54	54	54
Square Footage	15,781,154	15,781,154	15,780,658	15,780,658	15,926,377
Economic Office Occupancy at End of Quarter (a)	89.4%	89.6%	87.8%	88.1%	89.2%
Leased Office Occupancy at End of Quarter (a)	91.3%	91.5%	90.7%	90.3%	91.4%

Joint-Venture Office Properties
Number of Properties	17	20	20	21	21
Square Footage	11,847,507	14,025,586	14,354,321	14,743,824	14,743,824
Economic Office Occupancy at End of Quarter (a)	90.2%	91.2%	89.4%	89.4%	90.1%
Leased Office Occupancy at End of Quarter (a)	94.2%	93.7%	92.6%	92.4%	93.0%

Resort Residential Development Properties
Total Number of Active and Planned Resort Residential Development Projects	30	28	26	26	23

Desert Mountain
Resort Residential Lot Sales	2	—	2	1	3
Average Price Per Lot (in thousands)	$1,689	$—	$2,117	$1,574	$1,519
Resort Residential Unit Sales	9	1	1	1	—
Average Price Per Unit (in thousands)	$1,455	$1,537	$1,397	$1,786	$—
Crescent Resort Development
Resort Residential Lot Sales	51	91	41	29	261
Average Price per Lot (in thousands)	$189	$57	$160	$175	$249
Resort Residential Unit Sales	42	23	10	34	123
Average Price per Unit (in thousands)	$2,344	$1,632	$1,780	$1,901	$1,542

Resort/Hotel Properties
Total Luxury Resorts and Spas, and Upscale Business Class Hotels (c)
Number of Properties	5	5	5	6	6
Number of Resort/Hotel Rooms	1,664	1,664	1,664	1,939	1,939
Same-Store NOI % Change	17.3%	12.2%	16.2%	26.9%	28.6%
Same-Store Weighted Average Occupancy	69.9%	75.0%	74.6%	74.2%	70.8%
Total Office Portfolio refers to the number of office properties Crescent owned or has an interest in, regardless of the ownership %.
Wholly-Owned Office Properties refers to the number of office properties in which Crescent owns 100%.
Joint-Venture Office Properties refers to the number of office properties Crescent co-owns.
Economic Office Occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.
Leased Office Occupancy is defined as economic occupancy plus occupancy of space in leases that are signed but not commenced.
Stabilization of an office property is deemed to occur upon the earlier of (1) achieving occupancy of 90%, (2) one year after the date placed in service or acquisition date, or (3) two years following the acquisition date for properties which are being repositioned.

Notes:

(a)	Occupancy statistics for prior quarters have been restated to exclude properties held for sale, properties sold, and unstabilized properties. See Total Office Portfolio Property Table on page 22.

(b)	Same-store statistics exclude properties held for sale, properties sold, and unstabilized properties. Prior quarters have not been restated.

(c)	Excludes the Park Hyatt Beaver Creek Resort and Spa which had 85 rooms taken out of service as of April 2006. The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa. The onsite construction and closure of the spa has impacted performance at the property.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Balance Sheets
(dollars in thousands, except share data)

	December 31,	December 31,
	2006	2005
		(Restated)
ASSETS:
Investments in real estate:
Land	$186,779	$183,228
Land improvements, net of accumulated depreciation of $36,421 and $29,784 at December 31, 2006 and 2005, respectively	70,630	70,494
Buildings and improvements, net of accumulated depreciation of $533,311 and $456,628 at December 31, 2006 and 2005, respectively	1,851,770	1,734,131
Furniture, fixtures and equipment, net of accumulated depreciation of $39,118 and $34,129 at December 31, 2006 and 2005, respectively	43,270	37,018
Land held for investment or development	750,970	513,040
Properties held for disposition, net	2,400	118,205

Net investment in real estate	$2,905,819	$2,656,116

Cash and cash equivalents	$77,550	$86,228
Restricted cash and cash equivalents	93,471	84,699
Defeasance investments	111,014	274,134
Accounts receivable, net	63,996	56,356
Deferred rent receivable	61,096	70,074
Investments in unconsolidated companies	280,870	393,535
Notes receivable, net	174,867	219,016
Income tax asset — current and deferred, net	3,274	10,732
Other assets, net	275,014	312,366

Total assets	$4,046,971	$4,163,256

LIABILITIES:
Borrowings under Credit Facility	$118,000	$234,000
Notes payable	2,101,037	1,933,546
Notes payable, accounts payable, accrued expenses and other liabilities, properties held for disposition	—	19,306
Junior subordinated notes	77,321	77,321
Accounts payable, accrued expenses and other liabilities	502,014	495,918
Current tax liability	610	—

Total liabilities	$2,798,982	$2,760,091

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 11,320,798 and 11,416,173 units, at December 31, 2006 and 2005, respectively	$75,865	$98,659
Consolidated real estate partnerships	49,838	52,880

Total minority interests	$125,703	$151,539

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Redeemable Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding at December 31, 2006 and 2005	$319,166	$319,166
Series B Cumulative Redeemable Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at December 31, 2006 and 2005	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 127,875,571 and 126,562,980 shares issued and 102,754,654 and 101,442,063 shares outstanding at December 31, 2006 and 2005, respectively	1,279	1,266
Additional paid-in capital	2,294,827	2,271,888
Deferred compensation on restricted shares	—	(1,182)
Accumulated deficit	(1,114,553)	(962,688)
Accumulated other comprehensive (loss) income	(224)	1,385

	$1,582,418	$1,711,758

Less — shares held in treasury, at cost, 25,120,917 common shares at December 31, 2006 and 2005	(460,132)	(460,132)

Total shareholders’ equity	$1,122,286	$1,251,626

Total liabilities and shareholders’ equity	$4,046,971	$4,163,256

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the twelve months
	ended December 31,		ended December 31,
	2006	2005	2006	2005
		(Restated)		(Restated)
REVENUE:
Office Property	$101,214	$94,911	$414,343	$372,759
Resort Residential Development Property	152,061	284,008	372,148	502,723
Resort/Hotel Property	37,596	37,072	142,205	142,618

Total Property revenue	$290,871	$415,991	$928,696	$1,018,100

EXPENSE:
Office Property real estate taxes	$10,955	$8,641	$41,674	$38,062
Office Property operating expenses	43,030	43,273	164,965	157,719
Resort Residential Development Property expense	138,284	241,053	342,994	432,203
Resort/Hotel Property expense	29,950	29,288	108,391	111,277

Total Property expense	$222,219	$322,255	$658,024	$739,261

Income from Property Operations	$68,652	$93,736	$270,672	$278,839

OTHER INCOME (EXPENSE):
Income from sale of investment in unconsolidated company	$19,163	$29,934	$47,709	$29,934
Income from investment land sales	—	199	—	8,622
Loss on joint venture of properties	—	(4,558)	—	(2,743)
Interest and other income	10,999	8,487	47,428	29,250
Corporate general and administrative	(7,343)	(17,220)	(44,918)	(50,363)
Interest expense	(34,177)	(33,231)	(134,273)	(136,664)
Amortization of deferred financing costs	(2,054)	(1,925)	(7,605)	(8,108)
Extinguishment of debt	—	(133)	—	(2,161)
Depreciation and amortization	(36,863)	(29,424)	(147,407)	(141,366)
Other expenses	(4,172)	(1,602)	(12,997)	(3,964)
Equity in net income (loss) of unconsolidated companies:
Office Properties	2,023	1,575	9,231	11,464
Resort Residential Development Properties	102	157	(355)	(491)
Resort/Hotel Properties	(1,599)	(1,569)	(5,109)	(1,541)
Temperature-Controlled Logistics Properties	(11,237)	2,500	(15,669)	234
Other	11,141	6,914	12,157	17,885

Total other income (expense)	$(54,017)	$(39,896)	$(251,808)	$(250,012)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$14,635	$53,840	$18,864	$28,827
Minority interests	(2,757)	(14,820)	(2,661)	(11,067)
Income tax (expense) benefit	(3,797)	(10,759)	3,475	(8,462)

INCOME BEFORE DISCONTINUED OPERATIONS	$8,081	$28,261	$19,678	$9,298
(Loss) income from discontinued operations, net of minority interests and taxes	(250)	(200)	(502)	4,006
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(889)	(105)	(953)
Gain (loss) on sale of real estate from discontinued operations, net of minority interests and taxes	14,224	(2,005)	14,362	89,234

NET INCOME	$22,055	$25,167	$33,433	$101,585

Series A Preferred Share distributions	(5,991)	(5,991)	(23,963)	(23,963)
Series B Preferred Share distributions	(2,019)	(2,019)	(8,075)	(8,075)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$14,045	$17,157	$1,395	$69,547

BASIC EARNINGS PER SHARE DATA:
Income (loss) available to common shareholders before discontinued operations	$—	$0.20	$(0.12)	$(0.23)
(Loss) income from discontinued operations, net of minority interests and taxes	—	—	(0.01)	0.04
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(0.01)	—	(0.01)
Gain (loss) on sale of real estate from discontinued operations, net of minority interests and taxes	0.14	(0.02)	0.14	0.89

Net income available to common shareholders — basic	$0.14	$0.17	$0.01	$0.69

DILUTED EARNINGS PER SHARE DATA:
Income (loss) available to common shareholders before discontinued operations	$—	$0.20	$(0.12)	$(0.23)
(Loss) income from discontinued operations, net of minority interests and taxes	—	—	(0.01)	0.04
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(0.01)	—	(0.01)
Gain (loss) on sale of real estate from discontinued operations, net of minority interests and taxes	0.14	(0.02)	0.14	0.89

Net income available to common shareholders — diluted	$0.14	$0.17	$0.01	$0.69

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	102,644,573	100,901,753	102,054,659	100,179,471

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	104,305,242	102,422,428	102,054,659	100,179,471

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Funds From Operations
(dollars in thousands, except share data)

	For the three months				For the twelve months
	ended December 31,				ended December 31,
			(Restated)				(Restated)
	2006	2006	2005	2005	2006	2006	2005	2005
	$	Per share	$	Per share	$	Per share	$	Per share

NET INCOME	22,055	0.18	25,167	0.20	33,433	0.27	101,585	0.85

ADJUSTMENTS:
Depreciation and amortization of real estate assets	35,011	0.28	28,932	0.24	132,139	1.08	131,392	1.11
(Gain) loss on property sales	(14,774)	(0.12)	6,781	0.06	(28,847)	(0.23)	(102,803)	(0.87)
Extinguishment of debt expense directly related to real estate asset sales	—	—	—	—	—	—	729	0.01
Impairment charges related to real estate assets and assets held for sale	—	—	1,047	0.01	125	—	1,047	0.01
Adjustment for investments in unconsolidated companies:
Office Properties	5,192	0.04	3,245	0.03	21,217	0.17	18,872	0.16
Resort Residential Development Properties	(1,340)	(0.01)	(2,934)	(0.02)	(10,616)	(0.08)	(5,543)	(0.04)
Resort/Hotel Properties	1,276	0.01	1,068	0.01	4,773	0.04	3,881	0.03
Temperature-Controlled Logistics Properties	5,927	0.05	4,482	0.04	17,917	0.15	18,210	0.15
Unitholder minority interest	2,676	0.03	3,134	0.02	266	—	12,379	0.10
Series A Preferred Share distributions	(5,991)	(0.05)	(5,991)	(0.05)	(23,963)	(0.20)	(23,963)	(0.20)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(8,075)	(0.07)	(8,075)	(0.07)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (a)	48,013	0.39	62,912	0.52	138,369	1.13	147,711	1.24

Extinguishment of debt expense directly related to real estate asset sales	—	—	—	—	—	—	(729)	(0.01)

Impairment charges related to real estate assets	—	—	(1,047)	(0.01)	(125)	—	(1,047)	(0.01)

Promoted interests related to the sale of investment in unconsolidated companies	(7,832)	(0.06)	(13,579)	(0.11)	(22,575)	(0.19)	(13,579)	(0.11)

Gain from sale of development of operating properties	(16,221)	(0.13)	(13,369)	(0.11)	(16,221)	(0.13)	(13,369)	(0.11)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (a) — NAREIT DEFINITION	23,960	0.20	34,917	0.29	99,448	0.81	118,987	1.00

INVESTMENT SEGMENTS:
Office Properties	71,440	0.58	76,198	0.63	263,961	2.15	237,711	2.00
Resort Residential Development Properties	12,703	0.11	24,048	0.20	18,505	0.15	45,486	0.38
Resort/Hotel Properties	9,271	0.07	6,006	0.05	36,150	0.30	34,440	0.29
Temperature-Controlled Logistics Properties	(5,310)	(0.04)	6,982	0.06	2,249	0.02	18,444	0.15
OTHER:
Corporate general and administrative	(7,343)	(0.06)	(17,220)	(0.14)	(44,918)	(0.36)	(50,363)	(0.42)
Interest expense	(34,834)	(0.28)	(33,230)	(0.27)	(135,457)	(1.10)	(136,664)	(1.15)
Series A Preferred Share distributions	(5,991)	(0.05)	(5,991)	(0.05)	(23,963)	(0.20)	(23,963)	(0.20)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(8,075)	(0.07)	(8,075)	(0.07)
Income from mezzanine loans and other loans	6,423	0.05	4,150	0.03	29,674	0.24	10,618	0.09
Other (b)	3,673	0.03	3,988	0.03	243	—	20,077	0.17

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (a)	48,013	0.39	62,912	0.52	138,369	1.13	147,711	1.24

Extinguishment of debt expense directly related to real estate asset sales	—	—	—	—	—	—	(729)	(0.01)

Impairment charges related to real estate assets	—	—	(1,047)	(0.01)	(125)	—	(1,047)	(0.01)

Promoted interests related to the sale of investment in unconsolidated companies	(7,832)	(0.06)	(13,579)	(0.11)	(22,575)	(0.19)	(13,579)	(0.11)

Gain from sale of development of operating properties	(16,221)	(0.13)	(13,369)	(0.11)	(16,221)	(0.13)	(13,369)	(0.11)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (a) — NAREIT DEFINITION	23,960	0.20	34,917	0.29	99,448	0.81	118,987	1.00

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	102,644,573		100,901,753		102,054,659		100,179,471

WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	123,945,710		120,856,675		122,979,783		118,836,421

DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375		1.500		1.500

(a)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include gains on sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. FFO should not be considered an alternative to net income.

(b)	Includes income from investment land sales, net, interest and other income, extinguishment of debt, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Sector Contribution and Assets by Segment
As of December 31, 2006
(dollars in thousands)

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other	Total

Gross Book Value of Real Estate Assets (Including Unleveraged Investments)	2,494,080	1,009,287	498,283	542,955	77,432	4,622,037

Depreciation (including Unconsolidated Assets)	(477,605)	(69,121)	(98,864)	(158,788)	(6,863)	(811,241)

Unconsolidated Debt and Other Liabilities	(335,197)	(754)	(110,440)	(385,722)	(22,307)	(854,420)

Other Assets (Cash, Defeasance Investments, Mezzanine Investments etc.)	337,736	206,149	91,072	88,624	367,014	1,090,595

Total Assets	2,019,014	1,145,561	380,051	87,069	415,276	4,046,971

Net Book Value by Segment

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment(1)	Segment	Segment	Other		Total
Total Assets by Segment (2):
Balance at December 31, 2006 (3)	2,019,014	1,145,561	380,051	87,069	415,276	(4)	4,046,971
Balance at December 31, 2005 (Restated)	2,023,547	985,532	339,697	162,438	652,042		4,163,256
Consolidated Property Level Financing:
Balance at December 31, 2006	(968,629)	(220,415)	(141,841)	—	(965,473	)(5)	(2,296,358)
Balance at December 31, 2005	(851,215)	(142,680)	(59,051)	—	(1,206,527	)(5)	(2,259,473)
Consolidated Other Liabilities:
Balance at December 31, 2006	(133,916)	(308,223)	(32,486)	(212)	(27,787)		(502,624)
Balance at December 31, 2005 (Restated)	(116,475)	(310,347)	(29,686)	(25)	(44,085)		(500,618)
Minority Interests:
Balance at December 31, 2006	(11,543)	(32,399)	(5,368)	—	(76,393)		(125,703)
Balance at December 31, 2005 (Restated)	(15,354)	(31,546)	(5,853)	—	(98,786)		(151,539)

Total Net Book Value at December 31, 2006	904,926	584,524	200,356	86,857	(654,377)		1,122,286
Total Net Book Value at December 31, 2005 (Restated)	1,040,503	500,959	245,107	162,413	(697,356)		1,251,626

(1)	Refer to page 42 for further details regarding Resort Residential Development Segment information.

(2)	Total assets by segment are inclusive of investments in unconsolidated companies.

(3)	Non-income producing land held for investment or development of $75,641 by segment is as follows: Office — $7,015, Resort Residential Development $9,614, Resort/Hotel — $7,272, and Corporate — $51,740.

(4)	Includes mezzanine investments of $131,492 and defeasance investments of $111,014. At December 31, 2005 defeasance investments were $264,356 and mezzanine investments were $172,582.

(5)	Inclusive of Corporate bonds, Credit Facility, Junior Subordinated Notes, Repurchase Facilities, Funding I defeased debt and Nomura Funding VI defeased debt. December 31, 2005 includes Funding II defeased debt.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Acquisitions, Development, Dispositions and Other Strategic Transactions
2006 Activity as of December 31, 2006
(dollars in millions, except psf data)
Acquisitions

		CEI		Square	Purchase	Purchase	PSF Purchase	Economic
Segment	Property	Ownership	Market	Feet	Date	Price	Price	Occupancy %
Office	Financial Plaza	100%	Phoenix — Mesa/Superstition	309,983	1/23/2006	$55.0	$178	81%
Dispositions

		CEI		Square Feet /	Sale	Sales Price Net of	Net PSF	CEI	Net Proceeds to CEI
Segment	Property	Ownership	Market	Rooms / Acres / Units	Date	Selling Costs	Price	Gain/(Loss)(1)	(after Debt Payoff)
Office	Waterside Commons	100%	Dallas — Las Colinas	458,906 sf	2/17/2006	$24.8	$54	($0.9)	$24.8
Office	Chase Tower	20%	Austin — CBD	389,503 sf	6/20/2006	$68.8	$177	$4.3	$5.6
Office	Four Westlake	20%	Katy Freeway West	561,065 sf	9/26/2006	$121.3	$216	$24.2 (2)	$28.7
Office	Three Westlake	20%	Katy Freeway West	414,792 sf	12/11/2006	$81.5	$196	$17.3 (3)	$15.8
Office	Bank One Center	50%	Dallas — CBD	1,530,957 sf	12/14/2006	$214.1	$140	$1.6	$55.0
RDV	Jefferson Investment’s Multi-Family Luxury Apartments	50%(4)	Dedham, MA	301 units	12/8/2006	$35.9	N/A	$5.4 (5)	$24.1
Development

											Expected	CEI Share
		CEI		Square Feet / Rooms /			Total 2006	Total Development	Total Projected		CEI Share of	of Current
Segment	Project	Ownership	Market	Units / Townhomes	Start Date	Completion Date	Development Costs	Costs to Date	Development Costs	Leased / Committed	Total Equity	Equity Funded
Office	3883 Howard Hughes Parkway	100%	Las Vegas — Central East	239,000 sf	3Q 2005	1Q 2007	$45.8	$56.6	$73.0	70%/72%	$20.8	$17.4
Office	2211 Michelson	40%	Orange County — Airport Office Area	267,000 sf	1Q 2006	2Q 2007	$43.4	$60.6	$103.6	0%/24%	$5.6	$5.6
Office	Parkway at Oak Hill	90%	Austin — Southwest	144,380 sf	2Q 2006	1Q 2007	$14.5	$14.5	$27.4	0%/0%	$8.2	$7.0
RDV/Resort	The Ritz-Carlton Residences and Hotel — Phase I	100%	Dallas — Uptown/Turtle Creek	70 units / 217 rooms	2Q 2005	3Q 2007	$74.3	$120.9	$211.6	N/A / 96%	$40.0	$31.5
RDV	The Ritz-Carlton Tower Residences — Phase II	100%	Dallas — Uptown/Turtle Creek	96 units / 4 townhomes	1Q 2007	4Q 2008	$9.2	$14.2	$136.8	N/A / 52%	$25.0	$14.2
Other Strategic Transactions

		Current				Gain/Loss
		CEI	Date of	Transaction	Net Proceeds to CEI	Recognized
Segment	Transaction	Ownership	Transaction	Valuation	(after Debt Payoff)	By CEI (6)
Office	Sale of Partnership Interest in Paseo del Mar	80%	12/14/2006	$120M or $517 psf	$42.1M	$10.4M
Mezzanine Investments
     New Investments

		Date of		Weighted Average Yield
Segment	Investment	Transaction	Quarter End Balance	During Quarter	Current Yield (7)	Fixed/Variable
Other	Florida Hotel Portfolio Investment	1/20/2006	$15.0	13.33%	13.32%	Variable
Other	California Ski Resort	4/12/2006	$20.0	9.83%	9.82%	Variable
Other	New York City Residential	5/8/2006	$24.2	18.16%	18.15%	Variable
Other	California Residential	12/28/2006	$9.8	17.00%	17.00%	Fixed
     Repayments

		Date of
Segment	Investment	Transaction	Principal Pay-off	Prepayment Fees
Other	New York City Office Investment	2/1/2006	$17.3	$1.2
Other	Orlando Resort Investment	2/24/2006	$33.0	$5.0
Other	Los Angeles Office Investment	12/29/2006	$20.0	N/A
Other	Los Angeles Office Investment	12/29/2006	$22.0	N/A
Other	Los Angeles Office Investment	12/29/2006	$25.0	N/A
Joint Ventured(8)
Other	Florida Resort Investment	7/14/2006	$15.0	$0.2

(1)	Includes previously recognized impairments, if applicable. Amounts shown are not net of minority interest.

(2)	Includes promote earned on sale in the amount of $14.7 million.

(3)	Includes promote earned on sale in the amount of $7.7 million.

(4)	Crescent received a preferred return on its invested capital before profits are allocated to the partners based on a 50% / 50% split.

(5)	Gain generated by development property.

(6)	Net of promoted interest due partner and income taxes.

(7)	Yields are as of February 28, 2007.

(8)	Through Redtail Capital Partners, L.P., of which Crescent has a 25% interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Consolidated Debt Schedule
As of December 31, 2006
(dollars in thousands)

			Balance	Interest
			Outstanding at	Rate at
		Maximum	December 31,	December 31,		Maturity
Description	Secured Asset	Borrowings	2006	2006		Date

Secured Fixed Rate Debt:
AEGON Partnership Note	Greenway Plaza	$242,290	$242,290	7.53%		July 2009
Prudential Note	707 17th Street/Denver Marriott	70,000	70,000	5.22		June 2010
JP Morgan Chase III	Datran Center	65,000	65,000	4.88		October 2015
Bank of America Note I	Fairmont Sonoma Mission Inn	55,000	55,000	5.40		February 2011
Morgan Stanley I	The Alhambra	50,000	50,000	5.06		October 2011
Allstate Life Note	Financial Plaza	38,949	38,949	5.47		October 2010
Bank of America Note II	The BAC — Colonnade Building	37,439	37,439	5.53		May 2013
Metropolitan Life Note VII	Dupont Centre	35,500	35,500	4.31		May 2011
Column Financial	Peakview Tower	33,000	33,000	5.59		April 2015
Mass Mutual Note	3800 Hughes	32,203	32,203	7.75		July 2007
Northwestern Life Note	301 Congress	26,000	26,000	4.94		November 2008
JP Morgan Chase II	3773 Hughes	24,755	24,755	4.98		September 2011
Allstate Note(1)	3993 Hughes	24,025	24,025	6.65		September 2010
Metropolitan Life Note VI (1)	3960 Hughes	22,074	22,074	7.71		October 2009
Construction, Acquisition and other obligations	Various Office and Resort Residential Assets	40,690	40,690	2.90 to 13.75		July 2007 to Dec 2016

Secured Fixed Rate Defeased Debt:
LaSalle Note I (2)	Funding I Defeasance	100,017	100,017	7.83		August 2007
Nomura Funding VI Note(3)	Funding VI Defeasance	7,208	7,208	10.07		July 2010

Subtotal/Weighted Average		$904,150	$904,150	6.38%

Unsecured Fixed Rate Debt:
The 2009 Notes		$375,000	$375,000	9.25%		April 2009
The 2007 Notes		250,000	250,000	7.50		September 2007

Subtotal/Weighted Average		$625,000	$625,000	8.55%

Secured Variable Rate Debt:
German American Capital Corporation (4)	Funding One Assets	$165,000	$165,000	6.82%		June 2007
Morgan Stanley II (5)(6)	Mezzanine Investments	100,000	22,311	7.37		March 2009
Goldman Sachs (6)(7)	Mezzanine Investments	100,000	10,000	6.72		May 2009
KeyBank II	Distributions from Funding III, IV, & V	75,000	75,000	7.35		June 2007
National Bank of Arizona	DMDC Assets	30,000	15,654	8.75		October 2007
Acquisition and other obligations	Various Office and Other Assets	13,416	13,416	6.60 to 6.63		February 2008 to Dec 2012
Secured Variable Rate Construction Debt:
KeyBank I (4)	Ritz-Carlton Dallas Construction	169,000	80,296	7.60		July 2008
JP Morgan Chase	Northstar Big Horn Construction	84,918	56,342	7.75		October 2007
Societe Generale I (8)	3883 Hughes Construction	52,250	30,587	7.22		September 2008
First Bank of Vail	Village Walk Construction	41,782	14,041	7.75		February 2008
US Bank II	Northstar Trailside Construction	36,000	1,991	8.10		March 2009
US Bank I (9)	Beaver Creek Landing Construction	33,400	16,446	7.10		February 2008
California Bank & Trust (10)	One Riverfront Construction	27,500	13,861	8.38		March 2008
JP Morgan Chase	Old Greenwood Construction	20,999	16,150	8.25		March 2007
Construction, Acquisition and other obligations	Various Office and Resort Residential Assets	73,077	40,792	7.45 to 9.25		June 2007 to Dec 2010

Subtotal/Weighted Average		$1,022,342	$571,887	7.39%

Unsecured Variable Rate Debt:
Credit Facility (11)		$366,759	$118,000	6.95%		February 2008
Junior Subordinated Notes		51,547	51,547	7.38		June 2035
Junior Subordinated Notes		25,774	25,774	7.38		July 2035

Subtotal/Weighted Average		$444,080	$195,321	7.12%

Total/Weighted Average		$2,995,572	$2,296,358	7.29	%(12)

Average remaining term						3.1 years

(1)	Includes a portion of total premiums of $2,212 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(2)	In November 2004, the Company executed a legal defeasance, removing The Crescent Office Property as collateral for LaSalle Note I. This transaction reduced this Note by $128,687. In January 2005, the remainder of LaSalle Note I was defeased when the Company purchased $115,781 in U.S. Treasuries to substitute as collateral for this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with LaSalle Note I.

(3)	On December 20, 2004, this loan was defeased with the purchase of $10,080 in U.S. Treasuries to substitute as collateral for this loan. The cash flow from the (principal and interest) match the total debt service payments of the loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the Nomura Funding VI Note.

(4)	This loan has three one-year extension options.

(5)	The investments can be financed through March 2008, after which four equal payments are due quarterly. The loan has a provision for a one-year extension which is subject to Morgan Stanley’s approval.

(6)	The loans supporting these facilities are subject to daily valuations by Morgan Stanley and Goldman Sachs, respectively. Crescent is subject to a margin call if the overall leverage of the facility exceeds certain thresholds.

(7)	The investments can be financed through May 2009. The financing and maturity can be extended one year subject to Goldman Sachs’ approval.

(8)	This loan has two one-year extension options.

(9)	This loan has one six-month extension option.

(10)	This loan has one one-year extension option.

(11)	The Credit Facility has a maximum potential capacity of $400,000. Capacity is subject to adjusted income from the assets in the borrowing base. As of December 31, borrowing capacity under the facility was $239,263. The $118,000 outstanding at December 31, 2006 excludes letters of credit issued under the facility of $9,496.

(12)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 7.27%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Consolidated Debt Breakdown
As of December 31, 2006
(dollars in thousands)

					Weighted
			Weighted		Average
			Average		Maturity in
	Balance	% of Total	Interest Rate		Years(1)

Fixed Rate Debt	$1,529,150	67%	7.27%		2.8

Variable Rate Debt (2)	767,208	33%	7.32%		3.7

Total/Weighted Average	$2,296,358	100%	7.29	%(3)	3.1

(1)	Based on contractual maturity and does not include extension options on Wells Fargo Bank Loan, Societe Generale Loan, KeyBank I Construction Loan, German American Capital Corporation Loan, California Bank & Trust Loan, US Bank I Loan, or Morgan Stanley II Loan and Goldman Sachs Loan.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $287,561 of hedged variable-rate debt, are 79% and 21%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 7.27%.
Future Consolidated Debt Repayments(1)
As of December 31, 2006
(dollars in thousands)

	Secured	Defeased	Unsecured		Total (2)
2007	$399,719	$100,279	$250,000		$749,998
2008	234,290	289	118,000	(3)	352,579
2009	280,489	320	375,000		655,809
2010	134,043	6,337	—		140,380
2011	181,120	—	—		181,120
Thereafter	139,151	—	77,321		216,472

	$1,368,812	$107,225	$820,321		$2,296,358

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not include extension options on Wells Fargo Bank Loan, Societe Generale Loan, KeyBank I Construction Loan, German American Capital Corporation Loan, California Bank & Trust Loan, US Bank I Loan, or Morgan Stanley II Loan and Goldman Sachs Loan.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Unconsolidated Debt Schedule
As of December 31, 2006
(dollars in thousands)

		Balance	Company’s Share
	CEI	Outstanding at	of Balance at	Interest Rate at	Maturity
Description	Ownership	December 31, 2006	December 31, 2006	December 31, 2006	Date	Fixed/Variable(1)

Temperature-Controlled Logistics Segment:
AmeriCold Realty Trust	31.72%
Deutsche Bank/JPMorgan Chase (2)		$350,000	$111,020	5.40%	12/10/2015	Fixed
Citigroup (3)		325,000	103,090	5.46%	12/10/2013	Fixed
UBS 1A (4)		194,000	61,537	5.55%	12/10/2016	Fixed
UBS 1B, 1C (5)		181,000	57,413	5.43%	12/10/2016	Fixed
Other		75,078	23,815	3.48% to 22.53%	6/15/2007 to 4/1/2017	Fixed

		1,125,078	356,875

Office Segment:
Crescent HC Investors, L.P.	23.85%	269,705	64,325	5.03%	11/7/2011	Fixed
Crescent TC Investors, L.P.	23.85%	214,770	51,223	5.00%	11/1/2011	Fixed
Crescent Fountain Place, L.P.	23.85%	105,932	25,265	4.95%	12/1/2011	Fixed
Crescent POC Investors, L.P.	23.85%	97,504	23,255	4.98%	12/1/2011	Fixed
Crescent One Buckhead Plaza, L.P.	35.00%	85,000	29,750	5.47%	4/8/2015	Fixed
Crescent Miami Center, LLC	40.00%	81,000	32,400	5.04%	9/25/2007	Fixed
Crescent 1301 McKinney, L.P.(6)	23.85%	73,350	17,494	6.58%	1/9/2008	Variable
Crescent One BriarLake Plaza, L.P.	30.00%	50,000	15,000	5.40%	11/1/2010	Fixed
Crescent Five Post Oak Park, L.P.	30.00%	43,656	13,097	4.82%	1/1/2008	Fixed
Crescent Irvine, LLC (7)	40.00%	40,254	16,102	8.10%	3/7/2009	Variable

		1,061,171	287,911

Resort/Hotel Segment:
CR Resort, LLC	48.00%	95,000	45,600	5.94%	2/1/2015	Fixed

Resort Residential Segment:
East West Resort Development XIV, L.P., L.L.L.P. (8)	41.90%	3,500	1,467	5.00%	4/28/2008	Fixed

Other Segment:
Redtail Capital Partners One, LLC (9)	25.00%	41,330	10,333	7.14%	8/9/2008	Variable
Fresh Choice, LLC	40.00%
GE Capital Franchise Finance Corporation (10)		4,276	1,710	10.07%	1/1/2011	Variable
Various Loans and Capital Leases		4,256	1,702	0.00% to 9.53%	3/1/2007 to 12/31/2029	Fixed

		49,862	13,745

Total Unconsolidated Debt		$2,334,611	$705,598

Fixed Rate/Weighted Average				5.41%	7.0 years
Variable Rate/Weighted Average				7.37%	1.7 years

Total Weighted Average				5.53%	6.7 years

(1)	All unconsolidated debt is secured.

(2)	The loan is a nine-year, interest-only financing that is collateralized by 20 of its temperature-controlled properties.

(3)	The loan is a seven-year, interest-only financing that is collateralized by 15 of its temperature-controlled properties.

(4)	The loan is a ten-year, interest-only financing that is collateralized by 4 of its temperature-controlled properties.

(5)	The loan is a ten-year, interest-only financing that is collateralized by 11 of its temperature-controlled properties.

(6)	On January 10, 2007, loan was paid off and replaced with a new $89,000 five-year, interest only financing.

(7)	This loan has one two-year extension option. The loan bears interest at LIBOR plus 275 basis points. In May 2006, Crescent Irvine, LLC, entered into an interest rate swap agreement struck at 5.34%.

(8)	The Company provided 41.9% of the initial capitalization and the venture is structured such that the Company owns 26.82% of profits after we receive a preferred return on our invested capital.

(9)	This loan has one one-year extension option. Redtail Capital Partners One, LLC is owned 100% by Redtail Capital Partners, L.P. The loans supporting this facility are subject to daily valuations by Morgan Stanley and Crescent is subject to a margin call if the overall leverage of the facility exceeds certain thresholds. The loan bears interest as follows: $28,830 at LIBOR + 185 basis points and $12,500 at LIBOR + 170 basis points.

(10)	The Company guarantees $1,000 of this loan. The loan bears interest at LIBOR + 470 basis points.
Future Unconsolidated Debt Repayments
December 31, 2006
(dollars in thousands)

	Secured	Unsecured	Total (1)
2006	$38,613	$—	$38,613
2007	43,465	—	43,465
2008	18,279	—	18,279
2009	17,761	—	17,761
2010	167,303	—	167,303
Thereafter	420,177	—	420,177

	$705,598	$—	$705,598

(1)	Based on contractual maturity and does not take into account the extension option on the Redtail Capital Partners One, LLC Loan or Crescent Irvine, LLC Loan.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Investment in Unconsolidated Companies
As of December 31, 2006
(dollars in thousands)
Balance Sheets:

		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total

Real estate, net	$1,628,384	$1,211,120	$113,367	$39,349	$12,238	$3,004,458
Cash	71,167	92,672	32,986	9,183	2,649	208,657
Restricted Cash	18,113	8,984	224	—	17,162	44,483
Other assets	241,747	166,589	12,921	21,948	224,653	667,858

Total assets	$1,959,411	$1,479,365	$159,498	$70,480	$256,702	$3,925,456

Notes payable	$1,061,171	$1,125,078	$95,000	$3,500	$49,862	$2,334,611
Notes payable to the Company	—	—	—	—	1,152	1,152
Other liabilities	182,960	91,952	29,036	19,166	6,027	329,141
Preferred Membership Units	—	—	109,006	—	—	109,006
Equity	715,280	262,335	(73,544)	47,814	199,661	1,151,546

Total liabilities and equity	$1,959,411	$1,479,365	$159,498	$70,480	$256,702	$3,925,456

Company’s share of unconsolidated debt	$287,911	$356,875	$45,600	$1,467	$13,745	$705,598

Company’s investments in unconsolidated companies	$115,990	$87,069	$1,036	$20,202	$56,573	$280,870

Balance Sheet as of December 31, 2006 includes the following:
•	Office (1) — Includes Crescent Miami Center, LLC, Crescent Five Post Oak Park, L.P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent Big Tex III, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets);

•	Resort Residential Development — Blue River Land Company, LLC, EW Deer Valley, LLC, East West Resort Development XIV, L.P., L.L.L.P.; and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

			Square			Date of
(1)	Partner	Building	Footage	CEI ownership	Partnership	Partnership
	JPMorgan/GE Pension Affiliates
		The Crescent	1,299,522	23.85%	Crescent Big Tex I, L.P.	11/10/2004
		Houston Center	2,960,544	23.85%	Crescent Big Tex I, L.P.	11/10/2004
		Post Oak Central	1,279,759	23.85%	Crescent Big Tex I, L.P.	11/10/2004
		Fulbright Tower	1,247,061	23.85%	Crescent Big Tex III, L.P.	2/24/2005
	JPMorgan Affiliate
		Miami Center	782,211	40.00%	Crescent Miami Center, LLC	9/25/2002
		BriarLake Plaza	502,410	30.00%	Crescent One Briarlake Plaza, L.P.	10/8/2003
		Fountain Place	1,200,266	23.85%	Crescent Big Tex II, L.P.	11/23/2004
		Trammell Crow Center	1,128,331	23.85%	Crescent Big Tex II, L.P.	11/23/2004
	GE Pension Affiliate
		Five Post Oak Park	567,396	30.00%	Crescent Five Post Oak Park, L.P.	12/20/2002
	Hines Crescent Irvine Associates, L.P. (a)
		2211 Michelson	N/A	40.00%	Crescent Irvine, LLC	6/9/2005
	Metzler US Real Estate Fund, L.P.
		One Buckhead Plaza	461,669	35.00%	Crescent One Buckhead Plaza, L.P.	6/29/2005

	Total Square Footage in Office Unconsolidated Joint Ventures		11,429,169	25.98%

(a)	Under development as an office property. See page 14 for further detail.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Investment in Unconsolidated Companies
As of December 31, 2006
(dollars in thousands)
Summary Statement of Operations:

	For the three months ended December 31, 2006
		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total

Total Revenues	$81,083	$206,535	$36,049	$6,228	$17,118	$347,013
Operating Expense	40,413	177,727	34,434	6,624	15,279	274,477

Net Operating Income	40,670	28,808	1,615	(396)	1,839	72,536

Interest Expense	16,437	35,132	1,491	4,637	738	58,435
Depreciation and amortization	24,914	19,613	1,710	—	641	46,878
Taxes and Other (income) expense	(1,077)	(3,037)	1,705	(64)	(45,206)	(47,679)

Total Expenses	40,274	51,708	4,906	4,573	(43,827)	57,634

Gain (loss) on sale of assets	37,713	69	—	—	—	37,782

Preferred dividends	—	—	3,169	—	—	3,169

Net income (loss)	38,109	(22,831)	(6,460)	(332)	45,666	54,152
Items to reconcile to FFO	(13,032)	15,792	2,889	—	—	5,649

Funds From Operations — NAREIT Definition	$25,077	$(7,039)	$(3,571)	$(332)	$45,666	$59,801

Company’s equity in net income (loss) of unconsolidated companies	$2,023	$(11,237)	$(1,599)	$102	$11,141	$430

Company’s share of FFO — As adjusted	$25,185	$(5,310)	$(323)	$6,185	$11,141	$36,878
Promoted interests related to the sale of investment in unconsolidated companies	(7,832)	—	—	—	—	(7,832)

Gain from sale of development of operating properties	(10,138)	—	—	(6,083)	—	(16,221)

Company’s share of FFO — NAREIT Definition	$7,215	$(5,310)	$(323)	$102	$11,141	$12,825

	For the twelve months ended December 31, 2006
		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total

Total Revenues	$337,476	$780,761	$145,166	$12,637	$58,358	$1,334,398
Operating Expense	168,122	657,115	130,584	15,477	50,486	1,021,784

Net Operating Income	169,354	123,646	14,582	(2,840)	7,872	312,614

Interest Expense	68,005	81,890	5,981	—	3,011	158,887
Depreciation and amortization	97,574	73,254	10,585	—	2,102	183,515
Taxes and Other (income) expense	(3,325)	(4,588)	2,139	(440)	(46,165)	(52,379)

Total Expenses	162,254	150,556	18,705	(440)	(41,052)	290,023

Gain (loss) on sale of assets	102,727	2,164	—	—	—	104,891

Preferred dividends	—	—	12,503	—	—	12,503

Net income (loss)	109,827	(24,746)	(16,626)	(2,400)	48,924	114,979
Items to reconcile to FFO	(7,450)	53,270	10,420	—	—	56,240

Funds From Operations — NAREIT Definition	$102,377	$28,524	$(6,206)	$(2,400)	$48,924	$171,219

Company’s equity in net income (loss) of unconsolidated companies	$9,231	$(15,669)	$(5,109)	$(355)	$12,157	$255

Company’s share of FFO — As adjusted	$63,160	$2,249	$(336)	$5,728	$12,157	$82,958

Promoted interests related to the sale of investment in unconsolidated companies	(22,575)	—	—	—	—	(22,575)

Gain from sale of development of operating properties	(10,138)	—	—	(6,083)	—	(16,221)

Company’s share of FFO — NAREIT Definition	$30,447	$2,249	$(336)	$(355)	$12,157	$44,162

Summary Statement of Operations for the twelve months ended December 31, 2006, includes the following:
•	Office — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT Bk One Tower Office Limited Partnership, Crescent Miami Center, LLC, Crescent Five Post Oak Park, L.P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent Big Tex III, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets);

•	Resort Residential Development — Blue River Land Company, LLC, EW Deer Valley, LLC, East West Resort Development XIV, L.P., L.L.L.P.; and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Office Portfolio Composition
As of December 31,2006
Wholly Owned vs. Joint Ventured

	Houston	Dallas	Denver	Austin	Miami	Las Veges	Other[1]	Total
(SF in millions)
Wholly Owned	4.3	3.8	2.2	1.1	1.0	1.1	2.3	15.8
Joint Ventured	6.6	3.6	—	0.4	0.8	—	0.4	11.8

Total Office Portfolio SF	10.9	7.4	2.2	1.5	1.8	1.1	2.7	27.6
Crescent’s Share	6.0	4.6	2.2	1.3	1.3	1.1	2.4	18.9
CBD vs. Suburban

(1) Includes Ft. Worth, Colorado Springs, Orange County, Atlanta, Seattle, and Phoenix.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Property Table(1)
As of December 31, 2006

						Weighted
						Average Full-
						Service Rental
					Economic	Rate Per	Crescent
	No. of		Year	Net Rentable	Occupancy	Occupied Sq.	Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage	Ft. (2)	Percentage(1)
Texas
Dallas
The Crescent	2	Uptown/Turtle Creek	1985	1,299,522	98.5%	34.49	24%
Fountain Place	1	CBD	1986	1,200,266	91.2	21.38	24%
Trammell Crow Center	1	CBD	1984	1,128,331	90.1	24.20	24%
Stemmons Place	1	Stemmons Freeway	1983	634,381	66.4	16.82	100%
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	92.1	20.60	100%
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	88.3	20.78	100%
The Aberdeen	1	Quorum/Bent Tree	1986	319,758	95.5	16.80	100%
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	81.0	19.01	100%
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	88.5 (3)	21.29	100%
Palisades Central II	1	Richardson	1985	240,935	95.3	20.83	100%
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	98.3	19.47	100%
The Addison	1	Quorum/Bent Tree	1981	215,016	100.0	23.09	100%
Palisades Central I	1	Richardson	1980	180,503	76.3	18.16	100%
Greenway II	1	Richardson	1985	154,329	99.9	18.03	100%
Greenway I & IA	2	Richardson	1983	146,704	74.7	16.64	100%

Subtotal/Weighted Average	17			7,370,414	89.9%	$23.38	63%

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	96.4%	$19.88	100%

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	86.5%	$19.67	100%
Houston Center	4	CBD	1974-1983	2,960,544	91.5	19.96	24%
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	96.7	20.90	24%
Fulbright Tower	1	CBD	1982	1,247,061	73.4 (3)	20.37	24%
Five Post Oak Park	1	West Loop/Galleria	1986	567,396	88.9	19.04	30%
BriarLake Plaza	1	Westchase	2000	502,410	87.3 (3)	24.61	30%

Subtotal/Weighted Average	20			10,905,222	87.7%	$20.17	55%

Austin
816 Congress	1	CBD	1984	433,024	77.3%	$20.81	100%
301 Congress Avenue	1	CBD	1986	418,338	82.1	23.03	50%
Austin Centre	1	CBD	1986	343,664	97.2	18.95	100%
The Avallon	3	Northwest	1993/1997	318,217	93.1	20.50	100%

Subtotal/Weighted Average	6			1,513,243	86.5%	$20.84	86%

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	91.5%	$19.84	100%
707 17th Street	1	CBD	1982	550,805	91.9	20.42	100%
Regency Plaza	1	Denver Technology Center	1985	309,862	86.5 (3)	18.76	100%
Peakview Tower	1	Greenwood Village	2001	264,149	91.4	24.05	100%
55 Madison	1	Cherry Creek	1982	137,176	93.8	19.03	100%
The Citadel	1	Cherry Creek	1987	130,652	92.4	24.94	100%
44 Cook	1	Cherry Creek	1984	124,174	81.2	18.87	100%

Subtotal/Weighted Average	7			2,192,218	90.5%	$20.56	100%

Colorado Springs
Briargate Office and Research Center	1	Northeast	1988	260,046	87.3%	$18.16	100%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Property Table(1)
As of December 31, 2006
(continued)

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per		Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.		Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)		Percentage(1)
Florida
Miami
Miami Center	1	CBD	1983	782,211	93.2	%(3)	$32.44		40%
Datran Center	2	Kendall/Dadeland	1986/1988	476,412	94.3		29.01		100%
The Alhambra	2	Coral Gables	1961/1987	325,005	92.0		30.47		100%
The BAC — Colonnade Building	1	Coral Gables	1989	218,170	89.6		33.40		100%

Subtotal/Weighted Average	6			1,801,798	92.8%		$31.28		74%

California
Orange County
Dupont Centre	1	Airport Office Area	1986	250,782	97.3%		$27.41		100%

Nevada
Las Vegas
Hughes Center	8	Central East	1986 - 1999	1,111,388	97.5%		$33.60		100%

Georgia
Atlanta
One Buckhead Plaza	1	Buckhead	1987	461,669	91.3%		$30.48		35%
One Live Oak	1	Buckhead	1981	201,488	88.7		24.24		100%

Subtotal/Weighted Average	2			663,157	90.5%		$28.62		55%

Washington
Seattle
Exchange Building	1	CBD	1930/2001	295,515	99.0%		$24.57		100%

Total Office Portfolio Excluding Properties Not Stabilized	70			27,318,678	89.8	%(3)	$22.78	(4)	68%

PROPERTIES NOT STABILIZED
Arizona
Phoenix
Financial Plaza (5)	1	Mesa	1986	309,983	80.6%		$25.06		100%

Total Office Portfolio	71			27,628,661					69%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Property Table (1)
As of December 31, 2006
(continued)

(1)	Office Property Table data is presented without adjustments to reflect Crescent’s actual ownership percentage in joint ventured properties. Crescent’s actual ownership percentage in each property has been included for informational purposes.

(2)	Calculated in accordance with GAAP based on base rent payable as of December 31, 2006, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers. The weighted average full-service rental rate for the El Paso lease (Greenway Plaza, Houston, Texas) reflects weighted average full-service rental rate over the shortened term (due to lease termination effective as of December 31, 2007) and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007.

(3)	Leases have been executed at certain Office Properties but had not commenced as of December 31, 2006. If such leases had commenced as of December 31, 2006, the percent leased for Office Properties would have been 92.6%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: Stanford Corporate Centre — 94.1%, Fulbright Tower — 91.7%, BriarLake Plaza — 97.3%, Regency Plaza — 93.8%, and Miami Center - 98.8%.

(4)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties as of December 31, 2006, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.55.

(5)	Property statistics exclude Financial Plaza (acquired January 2006). This office property will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 90% occupancy, (b) one year following the acquisition date or date placed in service (related to developments), or (c) two years following the acquisition date for properties which are being repositioned.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Office Leasing Statistics
As of December 31, 2006
Signed Renewal/Released Activity(1)
For the three months ended December 31, 2006

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	759,819	759,819	N/A
Weighted Average Full Service Rental Rate PSF (3)	$23.29	$21.82	7%
NOI Net Effective Rental Rate PSF (4)	$13.19	$11.69	13%
For the twelve months ended December 31, 2006

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	2,873,053	2,873,053	N/A
Weighted Average Full Service Rental Rate PSF (3)	$23.76	$23.03	3%
NOI Net Effective Rental Rate PSF (4)	$13.32	$12.57	6%

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Portfolio — Same Store Analysis(1)
As of December 31, 2006
(dollars in millions)

	For the three months ended December 31,
	2006	2005	% Change
Same-Store Revenues (2)	$138.1	$133.1	3.7%
Same-Store Expenses	$72.9	$68.9	(5.6%)
Total Operating Income	$65.2	$64.2	1.7%

GAAP Rent Adjustments	($1.2)	($1.9)	36.8%
Total Operating Income — Cash Basis	$64.0	$62.3	2.8%

QTD Average Economic Occupancy	90.5%	89.0%	1.5pts
Same-Store Square Footage	24.8M
Number of Properties	65

	For the twelve months ended December 31,
	2006	2005	% Change
Same-Store Revenues (2)	$545.1	$534.5	2.0%
Same-Store Expenses	$279.5	$266.1	(5.0%)
Total Operating Income	$265.6	$268.4	(1.0%)

GAAP Rent Adjustments	($0.3)	($10.1)	97.0%
Total Operating Income – Cash Basis	$265.3	$258.3	2.7%

YTD Average Economic Occupancy	89.3%	88.4%	0.9pts
Same-Store Square Footage	24.8M
Number of Properties	65

(1)	Includes consolidated and unconsolidated office joint venture properties without adjustments to reflect Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Portfolio Capital Expenditures
As of December 31, 2006
Capitalized Property Improvements

	YTD	Q4	Q3	Q2	Q1	Q4
Total Office Portfolio	2006	2006	2006	2006	2006	2005
Recurring Property Improvements

$ (in thousands)	$16,024	$6,379	$3,337	$3,788	$2,520	$8,068
$ Per Square Foot	$0.53	$0.22	$0.11	$0.12	$0.08	$0.26

Non-Recurring Property Improvements (1)

$ (in thousands)	$14,618	$3,914	$2,293	$4,916	$3,495	$4,755
$ Per Square Foot	$0.48	$0.13	$0.08	$0.16	$0.11	$0.15

Total Property Improvements (2)

$ (in thousands)	$30,642	$10,293	$5,630	$8,704	$6,015	$12,823
$ Per Square Foot	$1.01	$0.35	$0.19	$0.28	$0.19	$0.41

Crescent’s Pro Rate Share

Recurring Property Improvements

$ (in thousands)	$12,790	$5,610	$2,817	$2,670	$1,693	$6,391
$ Per Square Foot	$0.64	$0.28	$0.14	$0.14	$0.08	$0.32

Non-Recurring Property Improvements (1)

$ (in thousands)	$7,866	$2,448	$1,333	$2,454	$1,631	$2,867
$ Per Square Foot	$0.39	$0.12	$0.07	$0.12	$0.08	$0.14

Total Property Improvements

$ (in thousands)	$20,656	$8,038	$4,150	$5,124	$3,324	$9,258
$ Per Square Foot	$1.03	$0.40	$0.21	$0.26	$0.16	$0.46
Tenant Improvements and Leasing Costs

	YTD	Q4	Q3	Q2	Q1	Q4
Total Office Portfolio	2006	2006	2006	2006	2006	2005
Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (3)
Total Re-leased/Renewal Tenant Square Footage	2,873,053	759,819	835,264	857,810	420,160	751,571

Tenant Improvement Costs Per Square Foot Leased	$11.24	$11.34	$7.99	$14.23	$11.40	$14.86
Leasing Costs Per Square Foot Leased	$6.44	$6.00	$5.77	$7.42	$6.56	$9.43

Total Per Square Foot	$17.68	$17.34	$13.76	$21.65	$17.96	$24.29

Average Lease Term (in years)	5.8	5.2	5.6	6.9	4.7	7.0

Tenant Improvement Costs Per Square Foot Leased Per Year	$1.94	$2.18	$1.43	$2.06	$2.43	$2.12
Leasing Costs Per Square Foot Leased Per Year	$1.11	$1.15	$1.03	$1.08	$1.40	$1.35

Total Per Square Foot Per Year	$3.05	$3.33	$2.46	$3.14	$3.83	$3.47

Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total New/Expansion Tenant Square Footage	1,301,704	377,730	316,146	381,627	226,201	591,546

Tenant Improvement Costs Per Square Foot Leased	$18.26	$20.25	$18.63	$17.69	$15.38	$21.10
Leasing Costs Per Square Foot Leased	$7.63	$7.45	$7.56	$7.88	$7.63	$8.69

Total Per Square Foot	$25.89	$27.70	$26.19	$25.57	$23.01	$29.79

Average Lease Term (in years)	5.7	5.6	5.4	6.2	5.5	6.7

Tenant Improvement Costs Per Square Foot Leased Per Year	$3.20	$3.62	$3.45	$2.85	$2.80	$3.15
Leasing Costs Per Square Foot Leased Per Year	$1.34	$1.33	$1.40	$1.27	$1.39	$1.30

Total Per Square Foot Per Year	$4.54	$4.95	$4.85	$4.12	$4.19	$4.45

Total Tenant Improvements and Leasing Costs: (5)
Total Leased Square Footage	4,174,757	1,137,549	1,151,410	1,239,437	646,361	1,343,117

Tenant Improvements Cost Per Square Foot Leased	$13.43	$14.30	$10.91	$15.30	$12.79	$17.61
Leasing Costs Per Square Foot Leased	$6.81	$6.48	$6.26	$7.56	$6.93	$9.10

Total Per Square Foot	$20.24	$20.78	$17.17	$22.86	$19.72	$26.71

Average Lease Term (in years)	5.7	5.3	5.5	6.7	5.0	6.9

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.36	$2.70	$1.98	$2.28	$2.56	$2.55
Leasing Costs Per Square Foot Leased Per Year	$1.20	$1.22	$1.14	$1.13	$1.39	$1.32

Total Per Square Foot Per Year	$3.56	$3.92	$3.12	$3.41	$3.95	$3.87

Crescent’s Pro Rata Share
Total Leased Square Footage	3,032,801	770,690	816,787	958,371	486,953	877,609
Tenant Improvement Costs Per Square Foot Leased Per Year	$2.26	$2.52	$1.77	$2.35	$2.56	$2.44
Leasing Costs Per Square Foot Leased Per Year	$1.15	$1.17	$1.08	$1.10	$1.44	$1.28

Total Per Square Foot Per Year	$3.41	$3.69	$2.85	$3.45	$4.00	$3.72

Average Lease Term (in years)	5.8	5.1	5.7	7.0	4.7	6.2

(1)	Enhancements/Additions to building infrastructure.

(2)	Office Segment Capitalized Property Improvements are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(4)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

(5)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustment to reflect Crescent’s ownership percentage in joint ventured properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Portfolio — Top 25 Customers
As of December 31, 2006

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF (1)	Occupied SF	(in millions) (2)	(in millions) (3)	Office Revenue
GSA (4)	Public Administration	625,000	2.5%	$12.3	$8.7	2.0%
AIM Management Group, Inc.	Financial Activities	478,000	1.9%	$9.0	$8.8	2.1%
Lyondell Chemical Company	Manufacturing	448,000	1.8%	$9.0	$2.1	0.5%
El Paso Energy (5)	Natural Resources, Mining, Construction	422,000	1.7%	$10.7 (5)	$10.7	2.5%
Carter & Burgess, Inc.	Professional & Business Services	416,000	1.7%	$8.3	$8.3	2.0%
Fulbright & Jaworski LLP	Professional & Business Services	399,000	1.6%	$8.3	$2.0	0.5%
Occidental Oil and Gas Corporation	Natural Resources, Mining, Construction	393,000	1.6%	$8.1	$8.1	1.9%
Apache Corporation	Natural Resources, Mining, Construction	331,000	1.4%	$6.6	$1.6	0.4%
Hunt Consolidated, Inc.	Natural Resources, Mining, Construction	328,000	1.3%	$7.9	$1.9	0.4%
Yum! Restaurant Services Group, Inc.	Leisure & Hospitality	292,000	1.2%	$4.9	$4.9	1.2%
Stewart Information Services	Financial Services	271,000	1.1%	$6.5	$1.6	0.4%
Citigroup	Financial Services	249,000	1.0%	$7.4	$2.9	0.7%
Shell Oil Company	Natural Resources, Mining, Construction	231,000	0.9%	$4.8	$1.1	0.3%
Exxon Mobil Corporation	Natural Resources, Mining, Construction	215,000	0.9%	$4.2	$4.2	1.0%
CompUSA	Trade, Transportation, Utilities	208,000	0.8%	$4.8	$4.8	1.1%
BMC Software, Inc.	Information	203,000	0.8%	$4.3	$4.3	1.0%
Parsons Energy & Chemicals Group Inc.	Natural Resources, Mining, Construction	202,000	0.8%	$3.7	$3.7	0.9%
Amegy Bank, N.A.	Financial Activities	187,000	0.8%	$3.3	$1.0	0.2%
Transocean Offshore Deepwater Drilling Inc.	Natural Resources, Mining, Construction	184,000	0.8%	$3.6	$3.6	0.8%
Jenkens and Gilchrist, P.C.	Professional & Business Services	182,000	0.7%	$4.7	$1.1	0.3%
Baker & Botts	Professional & Business Services	176,000	0.7%	$3.8	$0.9	0.2%
First Trust Corporation	Professional & Business Services	167,000	0.7%	$2.5	$2.5	0.6%
Wachovia Corp	Financial Services	165,000	0.7%	$3.6	$2.8	0.7%
Johns Manville, Inc.	Manufacturing	165,000	0.7%	$3.6	$3.6	0.8%
Pogo Producing Co.	Natural Resources, Mining, Construction	165,000	0.7%	$3.8	$3.8	0.9%

		7,102,000	28.8%	$149.7	$99.0	23.4%

(1)	Square footage related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Crescent’s share of annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer reflects Crescent’s actual ownership percentage in joint ventured properties.

(4)	GSA occupies an additional 2,000 square feet at properties which are currently not stabilized.

(5)	Crescent finalized an agreement in June 2005 to terminate El Paso Energy’s leases, totaling 888,000 square feet effective as of December 31, 2007. El Paso Energy will continue to pay its contractually obligated rents through December 31, 2007. Annualized revenue for El Paso reflects weighted average full service rental revenue over the shortened term and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007. Crescent has released 489,000 square feet of this space.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Office Customer Industry Diversification
As of December 31, 2006
Note: Based on total square footage leased by customers and applicable 2-Digit NAICS Code.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Portfolio — Lease Expirations
As of December 31, 2006
Total Office Portfolio

	Square			Square			Crescent’s		% of	Annual
	Footage of		Signed	Footage of			Share of	Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Expiring	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Square Footage	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	(After Renewals	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	and Relets)	Leases (3)	Expiring	Rent (3)	Leases
Q1 2007	1,529,501		(1,008,685)	520,816		2.2	356,887	$9,271,512	1.7	$17.80	192
Q2 2007	676,701		(250,959)	425,742		1.8	262,548	9,644,046	1.8	22.65	76
Q3 2007	401,377		(109,255)	292,122		1.2	238,632	6,654,607	1.2	22.78	65
Q4 2007	597,153		173,046	770,199		3.2	426,478	18,354,467	3.3	23.83	63

Total 2007	3,204,732	(4)	(1,195,853)	2,008,879	(4)	8.4%	1,284,545	$43,924,632	8.0%	$21.87	396

Q1 2008	1,123,514		(43,782)	1,079,732		4.5	927,689	$24,763,642	4.5	$22.93	64
Q2 2008	458,494		(15,598)	442,896		1.8	366,677	10,610,394	1.9	23.96	73
Q3 2008	422,896		(48,346)	374,550		1.6	234,722	8,845,813	1.6	23.62	73
Q4 2008	479,305		(55,774)	423,531		1.8	337,022	10,120,853	1.8	23.90	80

Total 2008	2,484,209		(163,500)	2,320,709		9.7%	1,866,110	$54,340,702	9.8%	$23.42	290

2009	2,581,216		(73,993)	2,507,223		10.4	1,714,536	$58,488,832	10.6	$23.33	301
2010	2,111,239		169,775	2,281,014		9.5	1,462,189	55,193,305	10.0	24.20	250
2011	2,232,042		44,709	2,276,751		9.4	1,633,071	56,202,831	10.2	24.69	235
2012	1,498,307		317,784	1,816,091		7.5	1,410,079	41,972,305	7.6	23.11	111
2013	1,942,939		129,854	2,072,793		8.6	1,563,202	47,746,034	8.7	23.03	93
2014	3,273,247		187,140	3,460,387		14.3	2,172,475	72,301,983	13.1	20.89	48
2015	1,720,570		29,531	1,750,101		7.3	1,281,374	40,189,224	7.3	22.96	60
2016	1,213,952		11,713	1,225,665		5.1	539,239	29,272,813	5.3	23.88	59
2017 and thereafter	1,853,425		542,840	2,396,265		9.8	1,450,899	50,610,106	9.4	21.12	36

Total	24,115,878		—	24,115,878	(5)	100.0%	16,377,719	$550,242,767	100.0%	$22.82	1,879

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2006 leases totaling 1,825,691 square feet (including relets and renewals of 1,195,853 square feet and new leases of 629,838 square feet) have been signed and will commence during 2007. These signed leases represent approximately 57% of gross square footage expiring during 2007. Expiring square footage includes 247,361 square feet of month-to-month leases.

(5)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per Above:	24,115,878
Non-revenue Generating Space:	405,938

Total Occupied Office SF:	24,521,816
Total Vacant SF:	2,796,862
Total Stabilized Office NRA:	27,318,678

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Portfolio — Lease Expirations
As of December 31, 2006
Dallas Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q1 2007	458,157		(403,976)	54,181		0.8	$1,265,432	0.8	$23.36	33
Q2 2007	106,697		(15,259)	91,438		1.4	1,743,619	1.1	19.07	16
Q3 2007	87,395		(39,350)	48,045		0.7	844,161	0.5	17.57	11
Q4 2007	76,704		316,377	393,081		6.0	9,398,804	6.1	23.91	9

Total 2007	728,953	(4)	(142,208)	586,745	(4)	8.9%	$13,252,016	8.5%	$22.59	69
Q1 2008	144,242		1,388	145,630		2.2	$3,596,739	2.3	$24.70	13
Q2 2008	90,001		1,579	91,580		1.4	2,158,883	1.4	23.57	17
Q3 2008	79,743		(9,650)	70,093		1.1	1,493,525	1.0	21.31	20
Q4 2008	110,721		(17,109)	93,612		1.4	1,967,611	1.3	21.02	22

Total 2008	424,707		(23,792)	400,915		6.1%	$9,216,758	6.0%	$22.99	72

2009	459,179		(1,411)	457,768		7.0	$11,745,207	7.6	$25.66	54
2010	640,621		12,222	652,843		10.0	16,302,254	10.6	24.97	59
2011	469,972		(65,847)	404,125		6.2	10,331,270	6.7	25.56	38
2012	340,047		46,526	386,573		5.9	8,461,619	5.5	21.89	32
2013	503,065		80,544	583,609		8.9	14,362,393	9.3	24.61	26
2014	630,572		7,922	638,494		9.7	14,440,942	9.4	22.62	13
2015	936,483		17,599	954,082		14.6	22,054,983	14.3	23.12	22
2016	204,867		—	204,867		3.1	5,809,013	3.8	28.36	14
2017 and thereafter	1,214,468		68,445	1,282,913		19.6	27,753,961	18.3	21.63	13

Total	6,552,934		—	6,552,934		100.0%	$153,730,416	100.0%	$23.46	412

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2006 leases totaling 201,481 square feet (including relets and renewals of 142,208 square feet and new leases of 59,273 square feet) have been signed and will commence during 2007. These signed leases represent approximately 28% of gross square footage expiring during 2007. Expiring square footage includes 14,018 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Portfolio — Lease Expirations
As of December 31, 2006
Houston Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renwals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q1 2007	789,946		(502,076)	287,870		3.1	$4,428,987	2.4	$15.39	95
Q2 2007	343,944		(163,389)	180,555		1.9	3,577,680	1.9	19.81	21
Q3 2007	176,376		(65,187)	111,189		1.2	2,197,816	1.2	19.77	21
Q4 2007	173,733		(27,070)	146,663		1.6	2,969,467	1.6	20.25	24

Total 2007	1,483,999	(4)	(757,722)	726,277	(4)	7.8%	$13,173,950	7.1%	$18.14	161
Q1 2008	816,224		(20,516)	795,708		8.4	$17,387,899	9.2	$21.85	24
Q2 2008	110,715		4,779	115,494		1.2	2,270,779	1.2	19.66	20
Q3 2008	217,357		(33,057)	184,300		2.0	3,995,546	2.1	21.68	25
Q4 2008	180,656		(7,927)	172,729		1.8	3,602,549	1.9	20.86	26

Total 2008	1,324,952		(56,721)	1,268,231		13.4%	$27,256,773	14.4%	$21.49	95

2009	965,859		103	965,962		10.3	$18,567,268	9.9	$19.22	100
2010	548,711		107,150	655,861		7.0	12,697,593	6.7	19.36	80
2011	750,787		21,350	772,137		8.2	15,434,732	8.2	19.99	78
2012	601,136		138,685	739,821		7.9	15,697,606	8.3	21.22	36
2013	449,801		24,078	473,879		5.0	9,845,448	5.2	20.78	15
2014	1,829,951		102,963	1,932,914		20.5	38,897,610	20.6	20.12	16
2015	372,354		—	372,354		4.0	6,963,821	3.7	18.70	14
2016	723,018		11,713	734,731		7.8	15,736,199	8.4	21.42	28
2017 and thereafter	372,754		408,401	781,155		8.1	14,175,940	7.5	18.15	9

Total	9,423,322		—	9,423,322		100.0%	$188,446,940	100.0%	$20.00	632

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2006 leases totaling 1,202,482 square feet (including relets and renewals of 757,722 square feet and new leases of 444,760 square feet) have been signed and will commence during 2007. These signed leases represent approximately 81% of gross square footage expiring during 2007. Expiring square footage includes 144,374 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Portfolio — Lease Expirations
As of December 31, 2006
Austin Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q1 2007	72,878		(17,512)	55,366		4.3	$706,809	2.6	$12.77	13
Q2 2007	9,904		1,484	11,388		0.9	204,182	0.8	17.93	3
Q3 2007	12,386		(1,824)	10,562		0.8	196,659	0.7	18.62	5
Q4 2007	23,405		—	23,405		1.8	494,407	1.8	21.12	6

Total 2007	118,573	(4)	(17,852)	100,721	(4)	7.8%	$1,602,057	5.9%	$15.91	27

Q1 2008	10,313		—	10,313		0.8	$160,125	0.6	$15.53	5
Q2 2008	4,788		—	4,788		0.4	104,876	0.4	21.90	3
Q3 2008	20,061		—	20,061		1.6	491,386	1.8	24.49	8
Q4 2008	32,708		—	32,708		2.5	877,009	3.2	26.81	4

Total 2008	67,870		—	67,870		5.3%	$1,633,396	6.0%	$24.07	20

2009	199,764		(48,767)	150,997		11.8	$3,371,645	12.5	$22.33	26
2010	163,394		16,028	179,422		14.0	3,422,001	12.7	19.07	26
2011	102,375		50,591	152,966		11.9	3,589,116	13.3	23.46	15
2012	67,188		—	67,188		5.2	1,501,417	5.6	22.35	8
2013	105,228		—	105,228		8.2	2,220,392	8.2	21.10	9
2014	253,980		—	253,980		19.8	5,517,181	20.4	21.72	4
2015	129,488		—	129,488		10.1	2,610,609	9.7	20.16	10
2016	67,509		—	67,509		5.3	1,288,715	4.8	19.09	3
2017 and thereafter	9,434		—	9,434		0.6	247,413	0.9	26.23	1

Total	1,284,803		—	1,284,803		100.0%	$27,003,942	100.0%	$21.02	149

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2006 leases totaling 38,127 square feet (including relets and renewals of 17,852 square feet and new leases of 20,275 square feet) have been signed and will commence during 2007. These signed leases represent approximately 32% of gross square footage expiring during 2007. Expiring square footage includes 35,417 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Portfolio — Lease Expirations
As of December 31, 2006
Denver Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q1 2007	64,250		(34,159)	30,091		1.5	$507,542	1.2	$16.87	13
Q2 2007	18,646		(5,993)	12,653		0.6	300,929	0.7	23.78	4
Q3 2007	16,298		549	16,847		0.9	328,868	0.8	19.52	3
Q4 2007	14,214		(7,955)	6,259		0.3	134,015	0.3	21.41	2

Total 2007	113,408	(4)	(47,558)	65,850	(4)	3.3%	$1,271,354	3.0%	$19.31	22

Q1 2008	46,161		(23,079)	23,082		1.2	$528,713	1.3	$22.91	6
Q2 2008	132,980		(3,877)	129,103		6.6	2,956,407	7.2	22.90	6
Q3 2008	18,610		—	18,610		0.9	396,545	1.0	21.31	3
Q4 2008	12,700		(2,978)	9,722		0.5	220,596	0.5	22.69	4

Total 2008	210,451		(29,934)	180,517		9.2%	$4,102,261	10.0%	$22.73	19

2009	234,658		(52,720)	181,938		9.2	$3,729,509	9.1	$20.50	26
2010	198,027		20,537	218,564		11.1	4,810,970	11.8	22.01	18
2011	200,877		7,615	208,492		10.6	4,562,349	11.1	21.88	22
2012	180,482		83,980	264,462		13.4	5,995,876	14.7	22.67	12
2013	160,969		(57,190)	103,779		5.3	2,138,630	5.2	20.61	9
2014	444,840		73,210	518,050		26.3	10,368,492	25.3	20.01	5
2015	18,637		—	18,637		0.9	372,567	0.9	19.99	3
2016	64,075		—	64,075		3.3	1,073,124	2.6	16.75	3
2017 and thereafter	144,050		2,060	146,110		7.4	2,498,672	6.3	17.10	5

Total	1,970,474		—	1,970,474		100.0%	$40,923,804	100.0%	$20.77	144

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2006 new leases totaling 88,007 square feet (including relets and renewals of 47,558 square feet and new leases of 40,449 square feet) have been signed and will commence during 2007. These signed leases represent approximately 78% of gross square footage expiring during 2007. Expiring square footage includes 6,751 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Portfolio — Lease Expirations
As of December 31, 2006
Miami Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q1 2007	71,586		(18,295)	53,291		3.2	$1,419,646	2.7	$26.64	22
Q2 2007	86,478		(9,610)	76,868		4.6	2,415,668	4.6	31.43	20
Q3 2007	23,791		—	23,791		1.4	678,535	1.3	28.52	8
Q4 2007	47,727		(22,905)	24,822		1.5	643,332	1.2	25.92	3

Total 2007	229,582	(4)	(50,810)	178,772	(4)	10.7%	$5,157,181	9.8%	$28.85	53

Q1 2008	18,764		(1,249)	17,515		1.1	$555,165	1.1	$31.70	5
Q2 2008	29,853		5,995	35,848		2.2	1,120,978	2.1	31.27	9
Q3 2008	21,544		—	21,544		1.3	664,396	1.3	30.84	6
Q4 2008	61,354		(11,114)	50,240		3.0	1,480,178	2.8	29.46	13

Total 2008	131,515		(6,368)	125,147		7.6%	$3,820,717	7.3%	$30.53	33

2009	338,219		(6,043)	332,176		20.0	$9,882,868	18.8	$29.75	40
2010	279,776		2,072	281,848		17.0	9,137,800	17.4	32.42	25
2011	147,857		16,049	163,906		9.9	5,298,991	10.1	32.33	23
2012	98,434		5,524	103,958		6.3	3,629,533	6.9	34.91	7
2013	85,113		2,000	87,113		5.3	2,774,422	5.3	31.85	11
2014	36,952		—	36,952		2.2	1,054,130	2.0	28.53	2
2015	110,242		11,932	122,174		7.4	3,995,035	7.6	32.70	4
2016	108,226		—	108,226		6.5	3,805,138	7.3	35.16	7
2017 and thereafter	92,440		25,644	118,084		7.1	3,909,838	7.5	33.11	6

Total	1,658,356		—	1,658,356		100.0%	$52,465,653	100.0%	$31.64	211

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2006 leases totaling 99,189 square feet (including relets and renewals of 50,810 square feet and new leases of 48,379 square feet) have been signed and will commence during 2007. These signed leases represent approximately 43% of gross square footage expiring during 2007. Expiring square footage includes 25,936 square feet of month-to-month leases.

Crescent Real Estate Equities company
Supplemental Operating and Financial Data for the quarter Ended December 31, 2006

Total Office Portfolio — Lease Expirations
As of December 31, 2006
Las Vegas Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q1 2007	33,578		(12,051)	21,527		2.0	$608,101	1.7	$28.25	4
Q2 2007	38,769		(29,392)	9,377		0.9	267,854	0.7	28.56	2
Q3 2007	55,483		—	55,483		5.2	1,695,604	4.7	30.56	9
Q4 2007	58,908		(10,426)	48,482		4.5	1,580,136	4.3	32.59	10

Total 2007	186,738	(4)	(51,869)	134,869	(4)	12.6%	$4,151,695	11.4%	$30.78	25

Q1 2008	56,474		1,659	58,133		5.4	$1,821,333	5.0	$31.33	3
Q2 2008	35,795		—	35,795		3.3	1,203,659	3.3	33.63	7
Q3 2008	15,505		—	15,505		1.4	487,676	1.3	31.45	4
Q4 2008	56,048		—	56,048		5.2	1,756,564	4.8	31.34	6

Total 2008	163,822		1,659	165,481		15.3%	$5,269,232	14.4%	$31.84	20

2009	165,447		977	166,424		15.5	$5,469,670	15.0	$32.87	21
2010	107,440		2,757	110,197		10.2	3,676,593	10.1	33.36	15
2011	259,486		—	259,486		24.1	9,350,976	25.7	36.04	27
2012	35,380		21,119	56,499		5.2	2,018,546	5.5	35.73	3
2013	62,581		—	62,581		5.8	2,207,007	6.1	35.27	7
2014	19,295		—	19,295		1.8	605,642	1.7	31.39	2
2015	43,116		—	43,116		4.0	1,373,599	3.8	31.86	1
2016	33,533		—	33,533		3.1	1,268,591	3.5	37.83	2
2017 and thereafter	—		25,357	25,357		2.4	1,029,356	2.8	40.59	—

Total	1,076,838		—	1,076,838		100.0%	$36,420,907	100.0%	$33.82	123

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2006 leases totaling 58,652 square feet (including relets and renewals of 51,869 square feet and new leases of 6,783 square feet) have been signed and will commence during 2007. These signed leases represent approximately 31% of gross square footage expiring during 2007. Expiring square footage includes 8,399 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Total Office Portfolio — Lease Expirations
As of December 31, 2006
Other Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q1 2007	39,106		(20,616)	18,490		0.9	$334,995	0.7	$18.12	12
Q2 2007	72,263		(28,800)	43,463		2.0	1,134,114	2.2	26.09	10
Q3 2007	29,648		(3,443)	26,205		1.2	712,964	1.4	27.21	8
Q4 2007	202,462		(74,975)	127,487		5.9	3,134,306	6.1	24.59	9

Total 2007	343,479	(4)	(127,834)	215,645	(4)	10.0%	$5,316,379	10.4%	$24.65	39

Q1 2008	31,336		(1,985)	29,351		1.4	$713,668	1.4	$24.31	8
Q2 2008	54,362		(24,074)	30,288		1.4	794,812	1.6	26.24	11
Q3 2008	50,076		(5,639)	44,437		2.1	1,316,739	2.6	29.63	7
Q4 2008	25,118		(16,646)	8,472		0.4	216,346	0.4	25.54	5

Total 2008	160,892		(48,344)	112,548		5.3%	$3,041,565	6.0%	$27.02	31

2009	218,090		33,868	251,958		11.7	$5,722,665	11.2	$22.71	34
2010	173,270		9,009	182,279		8.5	5,146,094	10.0	28.23	27
2011	300,688		14,951	315,639		14.7	7,635,397	14.9	24.19	32
2012	175,640		21,950	197,590		9.2	4,667,708	9.1	23.62	13
2013	576,182		80,422	656,604		30.6	14,197,742	27.7	21.62	16
2014	57,657		3,045	60,702		2.8	1,417,986	2.8	23.36	6
2015	110,250		—	110,250		5.1	2,818,610	5.5	25.57	6
2016	12,724		—	12,724		0.6	292,033	0.6	22.95	2
2017 and thereafter	20,279		12,933	33,212		1.5	994,926	1.8	29.96	2

Total	2,149,151		—	2,149,151		100.0%	$51,251,105	100.0%	$23.85	208

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2006 leases totaling 137,753 square feet (including relets and renewals of 127,834 square feet and new leases of 9,919 square feet) have been signed and will commence during 2007. These signed leases represent approximately 40% of gross square footage expiring during 2007. Expiring square feet includes 12,466 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

PORTFOLIO DATA
Resort Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Statistics
As of December 31, 2006
(dollars in thousands)
Crescent Resort Development

	For the three months ended December 31,
	2006	2005
Resort Residential Lot Sales	51	261
Resort Residential Unit Sales:
Townhome Sales	13	1
Condominium Sales	21	119
Resort Residential Equivalent Timeshare Unit Sales	7.66	3.23
Average Sales Price per Resort Residential Lot	$189	$249
Average Sales Price per Resort Residential Unit	$2,344	$1,542

	For the twelve months ended December 31,
	2006	2005
Resort Residential Lot Sales	212	545
Resort Residential Unit Sales:
Townhome Sales	30	25
Condominium Sales	59	187
Resort Residential Equivalent Timeshare Unit Sales	19.29	15.70
Average Sales Price per Resort Residential Lot	$125	$164
Average Sales Price per Resort Residential Unit	$2,003	$1,265
Desert Mountain

	For the three months ended December 31,
	2006	2005
Resort Residential Lot Sales	2	3
Average Sales Price per Lot(1)	$1,689	$1,519
Resort Residential Unit Sales	9	0
Average Sales Price per Unit(1)	$1,455	$0

	For the twelve months ended December 31,
	2006	2005
Resort Residential Lot Sales	5	40
Average Sales Price per Lot(1)	$1,837	$1,082
Resort Residential Unit Sales	12	0
Average Sales Price per Unit(1)	$1,485	$0

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Resort Residential Development Property Table
As of December 31, 2006
(dollars in thousands)

	Entire Project														2007 Pre-Sales
													Proposed
												Average	Average
		Crescent’s		Anticipated	Planned				Under	Under	Physical	Sales Price	Sales Price			Pre-Sold
		Preferred		Year of	Sales	Closed	Remaining		Development	Development	Inventory	on Closed	on Remaining		Pre-Sold	Average
		Return/Economic	Product	Final	Lots/Units/	Lots/Units/	Lots/Units/		Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/		Lots/Units/	Sales
Corporation / Project	Location	Ownership (1)	Type (2)	Sellout	Acres	Acres	Acres		Acres	Complete	Acres	Acres(3)	Acres		Acres (4)	Price
Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%	SF, SH, TH B	2010	2,489	2,415	74	(6)	—	—	42	749	2,781
Custom Lots															—	—
Homes															1	1,355
Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar Village
Big Horn and Catamount	Lake Tahoe, CA	13%/57%	CO S	2008	113	21	92		92	90%	—	1,862	1,331		59	1,310
Identified Future Projects	Lake Tahoe, CA	13%/23-57%	TH S, TS S	2014	133	—	133		—	—	—	—	3,210		—	—
Northstar Highlands Northstar Trailside Townhomes	Lake Tahoe, CA	13%/57%	TH S	2008	16	—	16		6	40%	—	—	3,718		6	3,246
Northstar Ritz Condos	Lake Tahoe, CA	13%/23%	CO S	2010	84	—	84		23	10%	—	—	4,189		12	3,590
Highlands Acreage	Lake Tahoe, CA	13%/23%	ACR	2007	4.8	—	4.8		—	—	4.8	—	4,688		4.8	4,688
Identified Future Projects	Lake Tahoe, CA	13%/57%	CO, TH, TS S	2020	1,272	—	1,272		—	—	—	—	2,680		—	—
Old Greenwood Units	Lake Tahoe, CA	13%/71%	TH B	2009	19	15	4		—	—	4	1,428	938		—	—
Fractional Units (7)	Lake Tahoe, CA	13%/71%	TS S	2014	146.00	42.12	103.88		11.00	85%	30.00	1,922	2,185		1.06	2,319
Gray’s Crossing Lots	Lake Tahoe, CA	13%/71%	SF B	2008	377	254	123		84	95%	39	314	421		13	354
Units	Lake Tahoe, CA	13%/71%	CO B	2009	170	—	170		—	—	—	—	412		—	—

Denver Development
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%	TH P	2007	23	21	2		—	—	2	737	1,107		—	—
Brownstones (Phase I)	Denver, CO	12%/64%	TH P	2007	16	14	2		—	—	2	1,634	1,582		1	2,100
Delgany	Denver, CO	12%/64%	CO P	2007	42	38	4		—	—	4	673	835		1	915
One Riverfront	Denver, CO	12%/56%	CO P	2008	50	—	50		50	80%	—	—	843		26	752
Identified Future Projects	Denver, CO	12%/56-64%	TH, CO B	2011	328	—	328		—	—	—	—	754		—	—
Downtown Acreage	Denver, CO	12%/64%	ACR	2009	6.76	—	6.76		—	—	6.76	—	4,350		—	—

Mountain and Other Development
Eagle Ranch	Eagle, CO	12%/76%	SF P	2008	1,398	1,198	200		65	10%	135	89	168		66	94
Main Street Station Vacation Club (8)	Breckenridge, CO	12%/30%	TS S	2009	42.00	30.93	11.07		—	—	11.07	1,221	1,055		0.43	1,230
Riverbend	Charlotte, NC	12%/68%	SF P	2010	659	491	168		144	15%	24	31	39		52	37
Three Peaks	Silverthorne, CO	12%/49%	SF S	2007	325	312	13		—	—	13	193	281		3	223
Village Walk	Beaver Creek, CO	12%/58%	TH S	2007	26	5	21		21	75%	—	5,907	5,205		21	5,205
The Residences at Park Hyatt Beaver Creek (8)	Beaver Creek, CO	N/A/91%	TS S	2008	15.00	3.10	11.90		—	—	11.90	4,554	3,573		4.60	3,547
Beaver Creek Landing	Beaver Creek, CO	12%/59%	CO B	2007	52	—	52		52	75%	—	—	1,250		52	1,250
Riverfront Village	Beaver Creek, CO	12%/27%	CO, TH B	2010	311	—	311		210	15%	—	—	1,112		67	847

Identified Future Projects	Colorado	12%/30%-64%	CO S	2009	81	—	81		—	—	—	—	2,096		—	—

Houston Area Development Corp.
Spring Lakes	Houston, TX	98%	SF P	2007	497	477	20		—	—	20	35	44		—	—
Crescent Plaza Residential
The Residences at the Ritz-Carlton (Phase I)	Dallas, TX	100%	CO	2007	70	—	70		70	65%	—	—	1,902		67	1,853
The Tower Residences and Regency Row (Phase II)	Dallas, TX	100%	CO, TH P	2009	100	—	100		—	—	—	—	1,548	(9)	52	1,455

(1)	Crescent receives its invested capital plus a preferred return on it’s invested capital before profits are allocated to the partners based on ownership percentage. Some projects listed assume an equity partner will participate.

(2)	SF (Single-Family Lot); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Unit); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to December 31, 2006 or under contract as of January 2007. The Residences at the Ritz-Carlton and The Tower Residences and Regency Row include 53 reservations for which contracts have not been executed. Pre-sales for the Northstar Ritz Condos are reservations with 10% deposits.

(5)	Average Sales Price includes golf membership, which as of December 31, 2006 is $0.3 million.

(6)	As of December 31, 2006 there were 57 units and 17 lots either in inventory or planned for development.

(7)	Selling 17 shares per unit.

(8)	Selling 20 shares per unit.

(9)	Proposed Average Sales Price for The Tower Residences and Regency Row excludes the four Regency Row townhomes which are expected to have an Average Sales Price of $6 to $8 million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Resort Residential Development Performance
As of December 31, 2006
($ In Thousands)

	2001	2002	2003	2004	2005	2006

Crescent’s Net Equity in Development Real Estate (1)	$288,000	$352,000	$338,000	$348,000	$344,000	$414,000
Club and Operating Assets, Net (2)	84,000	124,000	141,000	159,000	157,000	171,000

Crescent’s Ending Equity Book Value	$372,000	$476,000	$479,000	$507,000	$501,000	$585,000

Sales Statistics for Projects
Lots	2,202	1,818	1,842	532	644	230
Units	120	257	86	53	212	101
Timeshare units	11	12	4	15	16	19

Number of Lots and Units Sold	2,333	2,087	1,932	600	872	350

Parcel Sales (acres)	94	157	88	23	10	4

Gross Real Estate Revenue Generated (3)	$370,000	$429,000	$271,000	$243,000	$427,000	$327,000

Crescent’s FFO (after tax)
Crescent Resort Development, Inc.	$16,000	$11,000	$10,000	$14,000	$31,000	$9,000
Desert Mountain Development Corporation	8,000	9,000	11,000	16,000	14,000	8,000
Woodlands Land Company, Inc.	26,000	28,000	65,000	—	—	—
The Residences at Ritz-Carlton Phase I & II	—	—	—	—	(1,000)	(2,000)
Other Residential Developments	4,000	3,000	2,000	1,000	1,000	4,000

Total FFO	$54,000	$51,000	$88,000	$31,000	$45,000	$19,000

Margins / Returns (after tax)
FFO Margin (4)(5)	15%	12%	32%	13%	11%	6%
FFO Return on Equity in Development Real Estate (5)(6)	20%	16%	26%	9%	13%	5%
FFO Return on Ending Equity Book Value (5)(6)	16%	12%	18%	6%	9%	3%

Crescent’s Cash
Total Cash Received by Crescent (7)	$65,000	$95,000	$220,000	$118,000	$205,000	$134,000
Less: FFO Generated	54,000	51,000	88,000	31,000	45,000	19,000

Cash Received in Excess of FFO	$11,000	$44,000	$132,000	$87,000	$160,000	$115,000

Cash Margin (5)(8)	18%	22%	81%	49%	48%	41%

(1)	Represents Crescent’s Ending Equity Book Value less Club and Operating Assets, net.

(2)	Includes club houses, golf courses, restaurants, retail development, intangible assets, net of accumulated depreciation and amortization, and associated property level.

(3)	Represents 100% of product revenue for all projects (prior to minority interest to partners).

(4)	Calculated as Total FFO divided by Gross Real Estate Revenue Generated.

(5)	2003 FFO margin is 13%, FFO Return on Equity in Development Real Estate is 10%, FFO Return on Equity Book Value is 7% and Cash Margin is 39% when excluding FFO and cash from gain on sale of Woodlands Land Company, Inc.

(6)	Calculated as FFO divided by an average equity balance (prior year ending plus current year ending equity / 2).

(7)	Represents all cash distributed from the residential development entities to Crescent (includes return of investment and return on investment). Cash received pre-tax.

(8)	Calculated as Total Cash Received by Crescent divided by Gross Real Estate Revenue Generated.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Resort Residential Development Net Equity Book Value by Project
As of December 31, 2006
(dollars in thousands)
Crescent Resort Development, Inc.

					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other (1)	Developments

Assets	$454,000	$95,000	$171,600	$720,600	$257,500	$167,500	$1,145,600

Property Level Financing	(91,200)	(32,200)	(34,300)	(157,700)	(20,500)	(42,200)	(220,400)

Other Liabilities	(65,800)	(6,300)	(56,300)	(128,400)	(102,400)	(77,400)	(308,200)

Minority Interest	(900)	(2,800)	(10,400)	(14,100)	(17,600)	(800)	(32,500)

Net Equity Book Value	$296,100	$53,700	$70,600	$420,400	$117,000	$47,100	$584,500

Club and Operating Assets, net (2)	$70,700	$5,300	$—	$76,000	$75,900	$18,700	$170,600
Net Equity in Development Real Estate	$225,400	$48,400	$70,600	$344,400	$41,100	$28,400	$413,900

(1)	Includes Houston Area Development Corporation, Mira Vista Development Corporation, Crescent Plaza Residential, L.P., and the Sonoma Club.

(2)	Includes club houses, golf courses, restaurants, retail development, intangible assets, net of accumulated depreciation and amortization, and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Resort/Hotel Segment
As of December 31,2006
PROPERTY TABLE (1)

					For the three months ended December 31,
									Revenue
					Average		Average		Per		Crescent's
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2006	2005	2006	2005	2006	2005
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	78%	79%	$841	$765	$595	$571	48	% (3)

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001/2006	190	(4)	49%	46%	$359	$310	$174	$141	100%
Fairmont Sonoma Mission Inn & Spa	Sonoma, CA	1927/1987/1997/2004	228		73	73	302	290	219	213	80%
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	60		65	73	524	480	341	349	100%

Total/Weighted Average			478		62%	60%	$349	$322	$217	$192

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		71%	71%	$145	$131	$103	$93	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		66	71	126	112	83	79	100%
Omni Austin Hotel (5)	Austin, TX	1986	375		72	75	158	131	113	97	100%

Total/Weighted Average			1,376		70%	72%	$143	$125	$100	$90

Total/Weighted Average Luxury Resorts and Spas, and Upscale Business Class Hotels			1,854		68%	69%	$186	$170	$127	$117

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Crescent owns 48% of the Canyon Ranch companies which own or manage: Canyon Ranch Tucson and Canyon Ranch Lenox Destination Resorts, Canyon Ranch SpaClub at the Venetian Resort in Las Vegas, the Canyon Ranch SpaClub on the Queen Mary 2 ocean liner, the Canyon Ranch Living Community in Miami, Fl., the Canyon Ranch SpaClub at The Gaylord Palms Resort in Kissimmee, Fl., Canyon Ranch Living Community in Chicago, IL., and all Canyon Ranch trade names and trademarks.

(4)	In April 2006, 85 rooms were taken out of service at the Park Hyatt Beaver Creek Resort and Spa. The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa.

(5)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the three months ended December 31,
			Percentage/
			Point
	2006	2005	Change
Luxury Resorts and Spas:(6)
Same-Store NOI (in thousands)	$2,848	$2,738	4%
Weighted Average Occupancy	71%	73%	(2)pt
Average Daily Rate	$345	$329	5%
Revenue per Available Room/Guest Night	$245	$241	2%
Number of Properties	2	2

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$5,994	$4,801	25%
Weighted Average Occupancy	70%	72%	(2)pt
Average Daily Rate	$143	$125	14%
Revenue per Available Room/Guest Night	$100	$90	11%
Number of Properties	3	3

Total Luxury Resorts and Spas, and Upscale Business Class Hotels:(6)
Same-Store NOI (in thousands)	$8,842	$7,539	17%
Weighted Average Occupancy	70%	72%	(2)pt
Average Daily Rate	$174	$157	11%
Revenue per Available Room/Guest Night	$122	$113	8%
Number of Properties	5	5

(6)	Excludes the Park Hyatt Beaver Creek Resort and Spa which had 85 rooms taken out of service as of April 2006. The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa. The onsite construction and closure of the spa has impacted performance at the property. The three Luxury Resorts and Spas generated 2006 NOI of $2.1M which is a 34% decrease from the $3.2M generated in 2005. In combination with the three Upscale Business Class Hotels the properties generated 2006 NOI of $8.1M which is a 1% increase from the $8.0M generated in 2005.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Resort/Hotel Segment
As of December 31, 2006
PROPERTY TABLE (1)

					For the twelve months ended December 31,
									Revenue
					Average		Average		Per		Crescent’s
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2006	2005	2006	2005	2006	2005
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	83%	82%	$769	$739	$598	$567	48	%(3)

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001/2006	190	(4)	54%	57%	$365	$303	$197	$172	100%
Fairmont Sonoma Mission Inn & Spa	Sonoma, CA	1927/1987/1997/2004	228		77	71	306	292	235	207	80%
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	60		72	73	520	480	375	349	100%

Total/Weighted Average			478		66%	64%	$354	$319	$235	$206

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		72%	73%	$138	$130	$100	$95	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		68	70	128	105	87	74	100%
Omni Austin Hotel (5)	Austin, TX	1986	375		79	77	150	128	119	99	100%

Total/Weighted Average			1,376		73%	73%	$139	$123	$101	$90

Total/Weighted Average Luxury Resorts and Spas, and Upscale Business Class Hotels			1,854		71%	71%	$192	$175	$137	$124

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Crescent owns 48% of the Canyon Ranch companies which own or manage: Canyon Ranch Tucson and Canyon Ranch Lenox Destination Resorts, Canyon Ranch SpaClub at the Venetian Resort in Las Vegas, the Canyon Ranch SpaClub on the Queen Mary 2 ocean liner, the Canyon Ranch Living Community in Miami, Fl., the Canyon Ranch SpaClub at The Gaylord Palms Resort in Kissimmee, Fl., Canyon Ranch Living Community in Chicago, IL., and all Canyon Ranch trade names and trademarks.

(4)	In April 2006, 85 rooms were taken out of service at the Park Hyatt Beaver Creek Resort and Spa. The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa.

(5)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the twelve months ended December 31,
			Percentage/
			Point
	2006	2005	Change
Luxury Resorts and Spas:(6)
Same-Store NOI (in thousands)	$12,714	$11,060	15%
Weighted Average Occupancy	76%	72%	4 pt
Average Daily Rate	$349	$332	5%
Revenue per Available Room/Guest Night	$264	$237	11%
Number of Properties	2	2

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$19,774	$16,051	23%
Weighted Average Occupancy	73%	73%	- pt
Average Daily Rate	$139	$123	13%
Revenue per Available Room/Guest Night	$101	$90	12%
Number of Properties	3	3

Total Luxury Resorts and Spas, and Upscale Business Class Hotels:(6)
Same-Store NOI (in thousands)	$32,488	$27,111	20%
Weighted Average Occupancy	73%	73%	- pt
Average Daily Rate	$176	$158	11%
Revenue per Available Room/Guest Night	$129	$115	12%
Number of Properties	5	5

(6)	Excludes the Park Hyatt Beaver Creek Resort and Spa which had 85 rooms taken out of service as of April 2006. The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa. The onsite construction and closure of the spa has impacted performance at the property. The three Luxury Resorts and Spas generated 2006 NOI of $15.7M which is a 6% decrease from the $16.6M generated in 2005. In combination with the three Upscale Business Class Hotels the properties generated 2006 NOI of $35.4M which is a 1% increase from the $32.7M generated in 2005.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Temperature-Controlled logistics Properties
As of December 31, 2006

		Total Cubic	Total
	Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)
Alabama	5	13.8	0.5
Arizona	1	2.9	0.1
Arkansas	6	33.1	1.0
California	7	29.5	1.0
Colorado	1	2.8	0.1
Florida	5	6.5	0.3
Georgia	9	61.8	2.1
Idaho	2	18.7	0.8
Illinois	3	21.7	0.6
Indiana	1	9.1	0.3
Iowa	2	12.5	0.5
Kansas	2	5.0	0.2
Kentucky	1	2.7	0.1
Maine	1	1.8	0.2
Massachusetts	4	10.2	0.5
Minnesota	1	3.0	0.1
Mississippi	1	4.7	0.2
Missouri	2	46.8	2.7
Nebraska	2	4.4	0.2
New York	1	11.8	0.4
North Carolina	4	15.1	0.5
Ohio	2	8.9	0.4
Oklahoma	1	1.4	0.1
Oregon	5	35.6	1.5
Pennsylvania	3	39.0	1.1
South Carolina	1	1.6	0.1
South Dakota	1	2.9	0.1
Tennessee	3	10.6	0.4
Texas	3	16.5	0.5
Utah	1	8.6	0.4
Virginia	2	8.7	0.3
Washington	6	28.7	1.1
Wisconsin	3	17.4	0.6

TOTAL	92	497.8	19.0

(1)	As of December 31, 2006, the Company held a 31.72% interest in AmeriCold Realty Trust which operates 104 facilities, of which 91 are wholly owned, one is partially owned and 12 are managed for outside owners.
Average Occupancy for all Owned Facilities

	2006	2005
Quarter Ended December 31, 2006	79%	83%

Year to date December 31, 2006	76%	78%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

PORTFOLIO DATA
Mezzanine Investments

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Mezzanine Investments
As of December 31, 2006
(dollars in thousands)

						Weighted Average
						Yield During
Type of Investment	Date of Transaction	Remaining Term (mos)	Loan Extensions(1)	Quarter End Balance		Quarter	Current Yield(2)	Fixed/Variable
New Investments Wholly Owned
Dallas Office Investment	6/9/2005	6	Three 1-year	12,000		13.83%	13.82%	Variable
Dallas Office Investment	8/31/2005	44	N/A	7,660		11.04%	11.04%	Fixed
California Luxury Hotel Investment	11/16/2005	10	Five 1-year	15,000		16.33%	16.32%	Variable
Southeastern U.S. Office Investment	12/30/2005	9	Three 1-year	20,700		12.23%	12.23%	Variable
Florida Hotel Portfolio Investment	1/20/2006	24	Two 1-year	15,000		13.33%	13.32%	Variable
California Ski Resort	4/12/2006	26	Two 1-year	20,000		9.83%	9.82%	Variable
New York City Residential	5/8/2006	10	Two 1-year	24,185	(3)	18.16%	18.15%	Variable
California Residential	12/28/2006	12	One 6-month	9,775		17.00%	17.00%	Fixed

				124,320		13.41%	14.08%

Joint Ventured (4)
Caribbean Resort Investment	12/19/2005	21	Two 1-year	18,824		10.13%	10.13%	Variable
California Luxury Hotel Investment	2/14/2006	10	Five 1-year	25,000		12.58%	12.57%	Variable
Caribbean Resort Investment	9/11/2006	21	Two 1-year	19,617		9.37%	9.35%	Variable

				63,441		10.86%	10.85%

	Date of Transaction	Principal Pay-off	Prepayment Fees
Repayments Wholly Owned
New York City Office Investment	2/1/2006	17,250	1,240
Orlando Resort Investment	2/24/2006	32,972	4,963
Los Angeles Office Investment	12/29/2006	22,000	N/A
Los Angeles Office Investment	12/29/2006	20,000	N/A
Los Angeles Office Investment	12/29/2006	25,000	N/A

		117,222	6,203

Joint Ventured
Florida Resort Investment (5)	7/14/2006	15,000	150

(1)	Loan extensions available subject to the right of the borrower to extend the loan pursuant to the loan agreement.

(2)	Yields are as of February 28, 2007.

(3)	In November 2006, we received gross proceeds of $4.6 million from the anticipated sale of the commercial space of the subject property that has primarily residential space that will be converted and sold as luxury condominiums.

(4)	In May 2005, we entered into an agreement with Capstead Mortgage Corporation pursuant to which we formed a joint venture to invest up to $100 million in equity.

The joint venture will invest in select B note and mezzanine loans on commercial real estate over a two-year period. Capstead is committed to 75% of the equity capital, and we are committed to 25%. Total equity contributions from Crescent as of December 31, 2006 were $7.4 million.

(5)	On July 14, 2006, this loan was paid off. Cash received was $4.0 million which included a $0.2 million prepayment penalty. Crescent’s share of cash received was $1.0 million.
Mezzanine Investments Maturity Profile

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006

Equity Research Coverage

BB&T Capital Markets	Morgan Stanley
Stephanie Krewson	David Cohen
804.782.8784	212.761.8564

Bear Stearns	RBC Capital Markets
Ross Smotrich	Sri Nagarajan
Jeff Langbaum	Mitch Germain
212.272.8046	212.428.2360
212.272.4201	212.428.2364

Merrill Lynch	Citigroup
Steve Sakwa	Jonathan Litt
Chris Pike	Michael Bilerman
212.449.0335	Steven Benyik
212.449.1153	212.816.0231
212.816.1383
Greenstreet Advisors	212.816.6445
Cedrik Lachance
949.640.8780
Investor Relations
Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Suite 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Jane Mody	Jennifer Terrell
Managing Director	Investor and Media
Capital Markets	Relations Director
Phone: 817.321.1086	Phone: 817.321.1464
Fax: 817.321.2060	Fax: 817.321.2060
Jmody@crescent.com	Jterrell@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2006